Exhibit 99.1

INVESTOR FINANCIAL SUPPLEMENT

DECEMBER 31, 2004

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Address:
690 Asylum Avenue
Hartford, CT 06115

Internet address:
http://www.thehartford.com

Contacts:
Kimberly Johnson
Vice President
Investor Relations
Phone (860) 547-6781

Roza Kogan
Senior Analyst
Investor Relations
Phone (860) 547-5748

Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800

As of January 25, 2005

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings:
Hartford Fire	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Accident	A+	AA	AA-	Aa3
Hartford Life Group Insurance Company	A+	AA	—	—
Hartford Life & Annuity	A+	AA	AA-	Aa3
Hartford Life Insurance KK	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	AMB-2	F1	A-2	P-2
Hartford Life, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	—	F1	A-2	P-2

TRANSFER AGENT
The Bank of New York
Shareholder Relations Department - 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 524-4458

COMMON STOCK

Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii

CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Fourth Quarter Ended December 31, 2004 and 2003	C-3
	Year Ended December 31, 2004 and 2003	C-4
Consolidating Balance Sheets
	As of December 31, 2004 and December 31, 2003	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income	C-7
	Computation of Basic and Diluted Earnings (Loss) Per Share	C-8
	Computation of Return-on-Equity Measures	C-9

LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management/Japan Data	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data - Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of September 30, 2004	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Sales/Other Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity - Account Value Rollforward	L-13
	Other - Account Value Rollforward	L-14
Institutional Solutions Group
	Income Statements	L-15
Supplemental Data
	Sales/Other Deposits	L-16
	Assets Under Management	L-17
	Account Value and Asset Rollforward	L-18
Individual Life
	Income Statements	L-19
	Supplemental Data	L-20
	Account Value Rollforward	L-21
Group Benefits
	Income Statements	L-22
	Supplemental Data	L-23

PROPERTY & CASUALTY	Financial Highlights	PC-1
	Operating Results	PC-2
Consolidating Underwriting Results
	Fourth Quarter Ended December 31, 2004 and 2003	PC-3
	Year Ended December 31, 2004 and 2003	PC-4
	Consolidating Underwriting Results, As Adjusted	PC-5
	Ongoing Property & Casualty Underwriting Results	PC-6
	Business Insurance Underwriting Results	PC-7
	Business Insurance Written and Earned Premiums	PC-8
	Personal Lines Underwriting Results	PC-9
	Personal Lines Written and Earned Premiums	PC-10
	Specialty Commercial Underwriting Results	PC-11
	Specialty Commercial Written and Earned Premiums	PC-12
	Statistical Premium Information (Year over Year)	PC-13
	Other Operations Operating Results	PC-14
	Other Operations Claims and Claim Adjustment Expenses	PC-15
	Paid and Incurred Loss and Loss Adjustment Expense Development - A&E	PC-16
Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
	Fourth Quarter Ended December 31, 2004 and 2003	PC-17
	Year Ended December 31, 2004 and 2003	PC-18
	Reinsurance Recoverable Analysis	PC-19
	Consolidated Income Statements	PC-20
	Consolidated Balance Sheets	PC-21
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-22

INVESTMENTS	General Account - Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated - General and Guaranteed Separate Account	I-5
	Life - General and Guaranteed Separate Account	I-6
	Property & Casualty - General Account	I-7
Unrealized Loss Aging
	Consolidated - General and Guaranteed Separate Account	I-8
	Life - General and Guaranteed Separate Account	I-9
	Property & Casualty - General Account	I-10
General and Guaranteed Separate Account - Invested Asset Exposures
	As of December 31, 2004	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information.

•	Life is organized into four reportable operating segments: Retail Products Group, Institutional Solutions Group, Individual Life and Group Benefits. Life also includes in an Other category its international operations, which are located primarily in Japan and Brazil; net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives and net realized capital gains and losses related to guaranteed minimum withdrawal benefits; corporate items not directly allocated to any of its reportable operating segments; and intersegment eliminations. Periodic net coupon settlements on non-qualifying derivatives and net realized capital gains and losses related to guaranteed minimum withdrawal benefits are reflected in each applicable segment in net realized capital gains and losses.

•	Property and Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. Property & Casualty includes the underwriting results of Ongoing Operations and Other Operations along with income and expense items not directly allocated to the Company’s property and casualty segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes.

•	Corporate includes all of the Company’s debt financing and related interest expense, as well as certain capital raising and certain purchase accounting adjustment activities.

•	On January 1, 2004, the Company prospectively adopted Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” (“SOP 03-1”). The major provisions of SOP 03-1 require establishing guaranteed minimum death benefits and other benefit reserves for annuity contracts and reclassifying certain separate account assets to general account assets.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford’s current business. These measures include sales, account value, insurance in-force and premium renewal retention. Premium renewal retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, claims and claim adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and minimum pension liability adjustment.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the December 31, 2004 presentation.

•	NM - Not meaningful means increases or decreases greater than 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION (CONTINUED)

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure operating income as an important measure of the Company’s operating performance. Operating income is net income, before the after-tax effect of net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives, and the cumulative effect of accounting changes. The Company believes operating income provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it excludes the effect of those realized capital gains and losses that tend to be highly variable from period to period. Net income is the most directly comparable GAAP measure. A reconciliation of net income (loss) to operating income (loss) for the periods presented herein is set forth at page C-8. Operating income per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure. A reconciliation of net income (loss) per share to operating income (loss) per share for the periods presented herein is set forth at page C-8.

•	The Hartford uses the non-GAAP financial measure operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges, to further enhance investor understanding of the Company’s ongoing businesses by eliminating the effects of the 2003 asbestos reserve addition, which relates solely to legacy businesses, and the effects of tax related items, Bancorp litigation and severance charges because these items either are non-recurring or are highly variable from period to period. Net income is the most directly comparable GAAP measure. A reconciliation of net income (loss) to operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges, for the periods presented herein is set forth at page C-8. Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges, per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure. A reconciliation of net income (loss) per share to operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges, per share for the periods presented herein is set forth at page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the company’s property-casualty operations. Because written premiums represents the amount of premium charged for policies issued during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property-casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves.

•	Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items which typically fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides several different measures of the return on equity (“ROE”) of the Company. Two return-on-equity measures, ROE (operating income (loss) last twelve months to equity excluding AOCI) and ROE (operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges, last twelve months to equity excluding AOCI), are calculated based on non-GAAP financial measures. ROE (operating income (loss) last twelve months to equity excluding AOCI) is calculated by dividing (a) operating income for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. ROE (operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges, last twelve months to equity excluding AOCI) is calculated by dividing (a) operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges, for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP operating income financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-9.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATED FINANCIAL RESULTS

	4Q	1Q	2Q	3Q	4Q
	2003	2004	2004	2004	2004

HIGHLIGHTS
Net income (loss)	$454	$568	$433	$494	$620
Operating income (loss) [1]	$433	$501	$403	$468	$596
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1]	$433	$501	$403	$252	$596
Total revenues	$4,773	$5,732	$5,444	$5,416	$6,101
Total assets	$225,850	$237,261	$240,219	$246,489	$259,735
Total assets under management [2]	$250,365	$263,810	$268,526	$274,961	$291,696

PER SHARE AND SHARES DATA
Basic earnings (loss) per share
Net income (loss)	$1.60	$1.96	$1.48	$1.68	$2.11
Operating income (loss) [1]	$1.53	$1.73	$1.38	$1.60	$2.03
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1]	$1.53	$1.73	$1.38	$0.86	$2.03
Diluted earnings (loss) per share [3]
Net income (loss)	$1.59	$1.93	$1.46	$1.66	$2.08
Operating income (loss) [1]	$1.52	$1.70	$1.35	$1.57	$2.00
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1] [4]	$1.52	$1.70	$1.35	$0.85	$2.00
Weighted average common shares outstanding (basic)	283.0	289.9	292.3	293.2	293.8
Weighted average common shares outstanding and dilutive potential common shares (diluted) [3]	285.6	294.9	297.5	297.5	298.1
Common shares outstanding	283.4	291.7	293.0	293.5	294.2
Book value per share	$41.07	$46.41	$41.89	$46.51	$48.40
Per share impact of AOCI	$4.40	$7.44	$1.63	$4.81	$4.85
Book value per share (excluding AOCI)	$36.67	$38.97	$40.26	$41.70	$43.55

FINANCIAL RATIOS
ROE (net income (loss) last 12 months to equity including AOCI) [5]	(0.8%)	16.3%	15.1%	15.6%	16.3%
ROE (operating income (loss) last 12 months to equity excluding AOCI) [5]	(2.5%)	16.5%	15.6%	16.2%	17.0%
ROE (operating income before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges, last 12 months to equity excluding AOCI) [5]	14.8%	15.9%	15.9%	14.3%	15.1%
Debt to capitalization including AOCI	32.7%	27.6%	28.6%	26.5%	25.7%
Investment yield, after-tax	3.9%	3.9%	3.9%	3.9%	3.9%
Ongoing Property & Casualty GAAP combined ratio	94.6	89.8	91.4	108.9	90.2

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Year Over
	Year		Sequential		YEAR ENDED
	Quarter		Quarter		DECEMBER 31,
	Change		Change		2003	2004	Change

HIGHLIGHTS
Net income (loss)	37%		26%		$(91)	$2,115	NM
Operating income (loss) [1]	38%		27%		$(253)	$1,968	NM
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1]	38%		137%		$1,485	$1,752	18%
Total revenues	28%		13%		$18,733	$22,693	21%
Total assets	15%		5%
Total assets under management [2]	17%		6%

PER SHARE AND SHARES DATA
Basic earnings (loss) per share
Net income (loss)	32%		26%		$(0.33)	$7.24	NM
Operating income (loss) [1]	33%		27%		$(0.93)	$6.73	NM
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1]	33%		136%		$5.45	$5.99	10%
Diluted earnings (loss) per share [3]
Net income (loss)	31%		25%		$(0.33)	$7.12	NM
Operating income (loss) [1]	32%		27%		$(0.93)	$6.63	NM
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1] [4]	32%		135%		$5.42	$5.90	9%
Weighted average common shares outstanding (basic)	10.8	sh	0.6	sh	272.4	292.3	19.9	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted) [3]	12.5	sh	0.6	sh	272.4	297.0	24.6	sh
Common shares outstanding	10.8	sh	0.7	sh	283.4	294.2	10.8	sh
Book value per share	18%		4%
Per share impact of AOCI	10%		1%
Book value per share (excluding AOCI)	19%		4%

FINANCIAL RATIOS
ROE (net income (loss) last 12 months to equity including AOCI) [5]	NM		0.7
ROE (operating income (loss) last 12 months to equity excluding AOCI) [5]	NM		0.8
ROE (operating income before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges, last 12 months to equity excluding AOCI) [5]	0.3		0.8
Debt to capitalization including AOCI	(7.0)		(0.8)
Investment yield, after-tax	—		—		4.1%	3.9%	(0.2)
Ongoing Property & Casualty GAAP combined ratio	4.4		18.7		96.5	95.3	1.2

[1]	See p. C-8 for reconciliation of net income to operating income and to operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[3]	As a result of the antidilutive impact from the net loss for the year ended December 31, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of diluted earnings per share for the year ended December 31, 2003. In the absence of the net loss, 274.2 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the year ended December 31, 2003.

[4]	Calculated using weighted average common shares outstanding and dilutive potential common shares of 274.2 for the year ended December 31, 2003.

[5]	See p. C-9 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

OPERATING RESULTS BY SEGMENT

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
Life [1]
Individual Annuity	$111	$112	$112	$127	$132	19%	4%	$373	$483	29%
Other Retail	10	15	14	13	17	70%	31%	33	59	79%

Total Retail Products Group	121	127	126	140	149	23%	6%	406	542	33%
Institutional Solutions Group	31	29	28	33	35	13%	6%	122	125	2%
Individual Life	41	34	37	44	39	(5%)	(11%)	143	154	8%
Group Benefits	41	47	48	70	64	56%	(9%)	148	229	55%
Other	15	19	14	19	20	33%	5%	27	72	167%

Life operating income, before tax related items and Bancorp litigation	249	256	253	306	307	23%	—	846	1,122	33%
Tax related items	—	—	—	190	—	—	(100%)	30	190	NM
Bancorp litigation	—	—	—	—	—	—	—	(40)	—	100%

Total Life operating income [2]	249	256	253	496	307	23%	(38%)	836	1,312	57%

Property & Casualty
Ongoing Operations Underwriting Results
Business Insurance	67	225	97	(25)	63	(6%)	NM	158	360	128%
Personal Lines	26	106	75	(137)	94	NM	NM	130	138	6%
Specialty Commercial	26	(110)	29	(58)	86	NM	NM	10	(53)	NM

Total Ongoing Operations underwriting results	119	221	201	(220)	243	104%	NM	298	445	49%
Other Operations underwriting results [3]	(78)	(65)	(214)	(110)	(59)	24%	46%	(236)	(448)	(90%)

Total Property & Casualty underwriting results	41	156	(13)	(330)	184	NM	NM	62	(3)	NM
Net investment income	308	311	295	309	333	8%	8%	1,172	1,248	6%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	4	4	3	1	1	(75%)	—	18	9	(50%)
Net servicing and other income (loss)	(7)	9	21	10	2	NM	(80%)	8	42	NM
Other expenses	(42)	(68)	(60)	(53)	(54)	(29%)	(2%)	(173)	(235)	(36%)
Income tax (expense) benefit	(79)	(115)	(58)	50	(135)	(71%)	NM	(257)	(258)	—

Property & Casualty operating income (loss), before tax related items, 2003 asbestos reserve addition, and severance charges	225	297	188	(13)	331	47%	NM	830	803	(3%)
Tax related items	—	—	—	26	—	—	(100%)	—	26	NM
2003 asbestos reserve addition	—	—	—	—	—	—	—	(1,701)	—	100%
Severance charges	—	—	—	—	—	—	—	(27)	—	100%

Total Property & Casualty operating income (loss) [2]	225	297	188	13	331	47%	NM	(898)	829	NM

Interest and Other Corporate	(41)	(52)	(38)	(41)	(42)	(2%)	(2%)	(191)	(173)	9%

Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [2]	433	501	403	252	596	38%	137%	1,485	1,752	18%

Tax related items	—	—	—	216	—	—	(100%)	30	216	NM
2003 asbestos reserve addition	—	—	—	—	—	—	—	(1,701)	—	100%
Bancorp litigation	—	—	—	—	—	—	—	(40)	—	100%
Severance charges	—	—	—	—	—	—	—	(27)	—	100%

Operating income (loss) [2]	433	501	403	468	596	38%	27%	(253)	1,968	NM
Add: Net realized capital gains, after-tax [2]	29	95	31	29	23	(21%)	(21%)	191	178	(7%)
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax [2]	8	5	1	3	(1)	NM	NM	29	8	(72%)
Add: Cumulative effect of accounting change, after-tax	—	(23)	—	—	—	—	—	—	(23)	—

Net income (loss)	$454	$568	$433	$494	$620	37%	26%	$(91)	$2,115	NM

PER SHARE DATA [4]
Diluted earnings (loss) per share
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges	$1.52	$1.70	$1.35	$0.85	$2.00	32%	135%	$5.42	$5.90	9%
Operating income (loss)	$1.52	$1.70	$1.35	$1.57	$2.00	32%	27%	$(0.93)	$6.63	NM
Net income (loss)	$1.59	$1.93	$1.46	$1.66	$2.08	31%	25%	$(0.33)	$7.12	NM

[1]	Life allocates the net realized gains and losses from periodic net coupon settlements on non-qualifying derivatives to its segments.

[2]	Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. Such effects are included in net realized capital gains and losses for financial reporting purposes.

[3]	The first quarter ended March 31, 2004 includes a net reserve release of $97 related to September 11th and an increase of $130 for assumed casualty reinsurance reserves. The second quarter ended June 30, 2004 includes a provision of $181 associated with the evaluation of the reinsurance recoverable asset. The third quarter ended September 30, 2004 includes $75 of environmental reserve strengthening.

[4]	See p. C-8 for reconciliation of net income to operating income and to operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

OPERATING RESULTS BY SEGMENT

	4Q	1Q	2Q	3Q	4Q
	2003	2004	2004	2004	2004
Life [1]
Individual Annuity	$111	$112	$112	$127	$132
Other Retail	10	15	14	13	17

Total Retail Products Group	121	127	126	140	149
Institutional Solutions Group	31	29	28	33	35
Individual Life	41	34	37	44	39
Group Benefits	41	47	48	70	64
Other	15	19	14	19	20

Life operating income, before tax related items and Bancorp litigation	249	256	253	306	307
Tax related items	—	—	—	190	—
Bancorp litigation	—	—	—	—	—

Total Life operating income [2]	249	256	253	496	307

Property & Casualty
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development [3]:
Business Insurance	75	99	124	108	115
Personal Lines	51	116	110	99	87
Specialty Commercial	35	33	36	48	104
Catastrophe impacts, excluding prior year development [4]	(47)	(36)	(53)	(422)	(28)
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	14	301	(4)	17	—
Other loss and loss adjustment expenses	(9)	(202)	(12)	(70)	(35)
Prior year earned premium adjustment on retrospectively rated policies	—	(90)	—	—	—

Total Ongoing Operations underwriting results	119	221	201	(220)	243
Other Operations underwriting results [5]	(78)	(65)	(214)	(110)	(59)

Total Property & Casualty underwriting results	41	156	(13)	(330)	184
Net investment income	308	311	295	309	333
Periodic net coupon settlements on non-qualifying derivatives, before-tax	4	4	3	1	1
Net servicing and other income (loss)	(7)	9	21	10	2
Other expenses	(42)	(68)	(60)	(53)	(54)
Income tax (expense) benefit	(79)	(115)	(58)	50	(135)

Property & Casualty operating income (loss), before tax related items, 2003 asbestos reserve addition, and severance charges	225	297	188	(13)	331
Tax related items	—	—	—	26	—
2003 asbestos reserve addition	—	—	—	—	—
Severance charges	—	—	—	—	—

Total Property & Casualty operating income (loss) [2]	225	297	188	13	331

Interest and Other Corporate	(41)	(52)	(38)	(41)	(42)

Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [2]	433	501	403	252	596

Tax related items	—	—	—	216	—
2003 asbestos reserve addition	—	—	—	—	—
Bancorp litigation	—	—	—	—	—
Severance charges	—	—	—	—	—

Operating income (loss) [2]	433	501	403	468	596
Add: Net realized capital gains, after-tax [2]	29	95	31	29	23
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax [2]	8	5	1	3	(1)
Add: Cumulative effect of accounting change, after-tax	—	(23)	—	—	—

Net income (loss)	$454	$568	$433	$494	$620

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Year Over
	Year	Sequential	YEAR ENDED
	Quarter	Quarter	DECEMBER 31,
	Change	Change	2003	2004	Change
Life [1]
Individual Annuity	19%	4%	$373	$483	29%
Other Retail	70%	31%	33	59	79%

Total Retail Products Group	23%	6%	406	542	33%
Institutional Solutions Group	13%	6%	122	125	2%
Individual Life	(5%)	(11%)	143	154	8%
Group Benefits	56%	(9%)	148	229	55%
Other	33%	5%	27	72	167%

Life operating income, before tax related items and Bancorp litigation	23%	—	846	1,122	33%
Tax related items	—	(100%)	30	190	NM
Bancorp litigation	—	—	(40)	—	100%

Total Life operating income [2]	23%	(38%)	836	1,312	57%

Property & Casualty
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development [3]:
Business Insurance	53%	6%	259	446	72%
Personal Lines	71%	(12%)	264	412	56%
Specialty Commercial	197%	117%	87	221	154%
Catastrophe impacts, excluding prior year development [4]	40%	93%	(272)	(539)	(98%)
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	(100%)	(100%)	14	314	NM
Other loss and loss adjustment expenses	NM	50%	(54)	(319)	NM
Prior year earned premium adjustment on retrospectively rated policies	—	—	—	(90)	NM

Total Ongoing Operations underwriting results	104%	NM	298	445	49%
Other Operations underwriting results [5]	24%	46%	(236)	(448)	(90%)

Total Property & Casualty underwriting results	NM	NM	62	(3)	NM
Net investment income	8%	8%	1,172	1,248	6%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	(75%)	—	18	9	(50%)
Net servicing and other income (loss)	NM	(80%)	8	42	NM
Other expenses	(29%)	(2%)	(173)	(235)	(36%)
Income tax (expense) benefit	(71%)	NM	(257)	(258)	-

Property & Casualty operating income (loss), before tax related items, 2003 asbestos reserve addition, and severance charges	47%	NM	830	803	(3%)
Tax related items	—	(100%)	—	26	NM
2003 asbestos reserve addition	—	—	(1,701)	—	100%
Severance charges	—	—	(27)	—	100%

Total Property & Casualty operating income (loss) [2]	47%	NM	(898)	829	NM

Interest and Other Corporate	(2%)	(2%)	(191)	(173)	9%

Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [2]	38%	137%	1,485	1,752	18%

Tax related items	—	(100%)	30	216	NM
2003 asbestos reserve addition	—	—	(1,701)	—	100%
Bancorp litigation	—	—	(40)	—	100%
Severance charges	—	—	(27)	—	100%

Operating income (loss) [2]	38%	27%	(253)	1,968	NM
Add: Net realized capital gains, after-tax [2]	(21%)	(21%)	191	178	(7%)
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax [2]	NM	NM	29	8	(72%)
Add: Cumulative effect of accounting change, after-tax	—	—	—	(23)	—

Net income (loss)	37%	26%	$(91)	$2,115	NM

[1]	Life allocates net realized captial gains and losses from periodic net coupon settlements on non-qualifying derivatives to its segments.

[2]	Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. Such effects are included in capital gains and losses for financial reporting purposes.

[3]	Adjusted to exclude a decrease in estimated earned premiums on retrospectively-rated policies and prior year loss development. Prior year loss development includes the net reserve release related to September 11, an increase in reserves for construction defect claims, an increase in reserves for assumed casualty reinsurance, change in reinsurance ceded, net, an increase in environmental reserves, and other prior year loss development. Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively-rated policies. The Company has included this item as an additional measure of the performance of the Company’s Property & Casualty current operations, because it excludes the effect of items relating to prior periods. A reconciliation of the adjusted underwriting results to the Company’s GAAP underwriting results is set forth above.

[4]	Catastrophe impacts for the third quarter ended September 30, 2004 include $133 from Hurricane Charley, $113 from Hurricane Frances, $65 from Hurricane Ivan, $100 from Hurricane Jeanne and $17 of reinstatement premium.

[5]	The first quarter ended March 31, 2004 includes a net reserve release of $97 related to September 11th and an increase of $130 for assumed casualty reinsurance reserves. The second quarter ended June 30, 2004 includes a provision of $181 associated with the evaluation of the reinsurance recoverable asset. The third quarter ended September 30, 2004 includes $75 of environmental reserve strengthening. The fourth quarter ended December 31, 2004 includes an increase of $40 for assumed casualty reinsurance reserves.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATING STATEMENTS OF OPERATIONS
FOURTH QUARTER ENDED DECEMBER 31, 2004 AND 2003

	LIFE			PROPERTY & CASUALTY
	2004	2003	Change	2004	2003	Change
Earned premiums	$1,049	$716	47%	$2,481	$2,265	10%
Fee income	864	771	12%	—	—	—
Net investment income	1,224	522	134%	333	308	8%
Other revenues	—	32	(100%)	108	110	(2%)
Net realized capital gains	19	21	(10%)	17	23	(26%)

Total revenues	3,156	2,062	53%	2,939	2,706	9%
Benefits, claims and claim adjustment expenses	1,897	1,072	77%	1,690	1,602	5%
Amortization of deferred policy acquisition costs and present value of future profits	276	229	21%	478	428	12%
Insurance operating costs and expenses	570	410	39%	129	194	(34%)
Interest expense	—	—	—	—	—	—
Other expenses	9	—	NM	160	159	1%

Total benefits and expenses	2,752	1,711	61%	2,457	2,383	3%
Income (loss) before income taxes	404	351	15%	482	323	49%
Income tax expense (benefit)	84	93	(10%)	140	86	63%

Net income (loss)	320	258	24%	342	237	44%
Less: Net realized capital gains, after-tax	11	14	(21%)	12	15	(20%)
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	(2)	5	NM	1	3	(67%)

Operating income (loss) [1]	$307	$249	23%	$331	$225	47%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	CORPORATE			CONSOLIDATED
	2004	2003	Change	2004	2003	Change

Earned premiums	$—	$—	—	$3,530	$2,981	18%
Fee income	1	—	NM	865	771	12%
Net investment income	5	5	—	1,562	835	87%
Other revenues	—	—	—	108	142	(24%)
Net realized capital gains	—	—	—	36	44	(18%)

Total revenues	6	5	20%	6,101	4,773	28%
Benefits, claims and claim adjustment expenses	1	2	(50%)	3,588	2,676	34%
Amortization of deferred policy acquisition costs and present value of future profits	—	—	—	754	657	15%
Insurance operating costs and expenses	—	—	—	699	604	16%
Interest expense	62	66	(6%)	62	66	(6%)
Other expenses	8	1	NM	177	160	11%

Total benefits and expenses	71	69	3%	5,280	4,163	27%
Income (loss) before income taxes	(65)	(64)	(2%)	821	610	35%
Income tax expense (benefit)	(23)	(23)	—	201	156	29%

Net income (loss)	(42)	(41)	(2%)	620	454	37%
Less: Net realized capital gains, after-tax	—	—	—	23	29	(21%)
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	—	—	—	(1)	8	NM

Operating income (loss) [1]	$(42)	$(41)	(2%)	$596	$433	38%

[1]	Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. Such effects are included in net realized capital gains and losses for financial reporting purposes.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATING STATEMENTS OF OPERATIONS YEAR ENDED DECEMBER 31, 2004 AND 2003

	LIFE			PROPERTY & CASUALTY
	2004	2003	Change	2004	2003	Change
Earned premiums	$4,072	$3,086	32%	$9,494	$8,805	8%
Fee income	3,245	2,760	18%	—	—	—
Net investment income	3,894	2,041	91%	1,248	1,172	6%
Other revenues	—	131	(100%)	436	428	2%
Net realized capital gains (losses)	149	40	NM	133	253	(47%)

Total revenues	11,360	8,058	41%	11,311	10,658	6%
Benefits, claims and claim adjustment expenses [1]	6,630	4,616	44%	7,004	8,926	(22%)
Amortization of deferred policy acquisition costs and present value of future profits	978	769	27%	1,850	1,642	13%
Insurance operating costs and expenses	2,133	1,535	39%	643	779	(17%)
Interest expense	—	—	—	—	—	—
Other expenses [2]	12	72	(83%)	629	634	(1%)

Total benefits and expenses	9,753	6,992	39%	10,126	11,981	(15%)
Income (loss) before income taxes and cumulative effect of accounting change	1,607	1,066	51%	1,185	(1,323)	NM
Income tax expense (benefit) [3]	202	221	(9%)	275	(578)	NM

Income (loss) before cumulative effect of accounting changes	1,405	845	66%	910	(745)	NM
Cumulative effect of accounting changes, after-tax [4]	(23)	—	—	—	—	—

Net income (loss) [3] [5]	1,382	845	64%	910	(745)	NM
Less: Net realized capital gains (losses), after-tax	95	26	NM	87	165	(47%)
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	2	17	(88%)	6	12	(50%)
Less: Cumulative effect of accounting changes, after-tax	(23)	—	—	—	—	—

Operating income (loss) [3] [5] [6]	$1,312	$836	57%	$829	$(898)	NM

[Additional columns below]

[Continued from above table, first column(s) repeated]

	CORPORATE			CONSOLIDATED
	2004	2003	Change	2004	2003	Change

Earned premiums	$—	$—	—	$13,566	$11,891	14%
Fee income	7	—	NM	3,252	2,760	18%
Net investment income	20	20	—	5,162	3,233	60%
Other revenues	1	(3)	NM	437	556	(21%)
Net realized capital gains (losses)	(6)	—	NM	276	293	(6%)

Total revenues	22	17	29%	22,693	18,733	21%
Benefits, claims and claim adjustment expenses [1]	6	6	—	13,640	13,548	1%
Amortization of deferred policy acquisition costs and present value of future profits	—	—	—	2,828	2,411	17%
Insurance operating costs and expenses	—	—	—	2,776	2,314	20%
Interest expense	251	271	(7%)	251	271	(7%)
Other expenses [2]	34	33	3%	675	739	(9%)

Total benefits and expenses	291	310	(6%)	20,170	19,283	5%
Income (loss) before income taxes and cumulative effect of accounting change	(269)	(293)	8%	2,523	(550)	NM
Income tax expense (benefit) [3]	(92)	(102)	10%	385	(459)	NM

Income (loss) before cumulative effect of accounting changes	(177)	(191)	7%	2,138	(91)	NM
Cumulative effect of accounting changes, after-tax [4]	—	—	—	(23)	—	—

Net income (loss) [3] [5]	(177)	(191)	7%	2,115	(91)	NM
Less: Net realized capital gains (losses), after-tax	(4)	—	NM	178	191	(7%)
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	—	—	—	8	29	(72%)
Less: Cumulative effect of accounting changes, after-tax	—	—	—	(23)	—	—

Operating income (loss) [3] [5] [6]	$(173)	$(191)	9%	$1,968	$(253)	NM

[1]	Property & Casualty includes $2,604 in 2003 of before-tax impact of asbestos reserve addition. Property & Casualty includes $181 in 2004 resulting from the evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities.

[2]	Property & Casualty includes $41 in 2003 of before-tax severance charges. Life includes $62 in 2003 of before-tax expense related to the Bancorp litigation dispute.

[3]	Life includes $190 in 2004 and $30 in 2003 and Property and Casualty includes $26 in 2004 of tax benefit related to prior tax years.

[4]	Represents the cumulative effect of the Company’s adoption of SOP 03-1.

[5]	Property & Casualty includes $1,701 in 2003 of after-tax impact of the 2003 asbestos reserve addition and $27 in 2003 of after-tax severance charges. Life includes $40 in 2003 of after-tax expense related to settlement of the Bancorp litigation dispute.

[6]	Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. Such effects are included in net realized capital gains and losses for financial reporting purposes.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2004 AND DECEMBER 31, 2003

	LIFE			PROPERTY & CASUALTY
	Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2004	2003	Change	2004	2003	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,531	$37,462	35%	$24,410	$23,715	3%
Equity securities, trading, at fair value	13,634	—	NM	—	—	—
Equity securities, available-for-sale, at fair value	525	357	47%	307	208	48%
Policy loans, at outstanding balance	2,662	2,512	6%	—	—	—
Other investments	1,364	823	66%	809	682	19%

Total investments	68,716	41,154	67%	25,526	24,605	4%
Cash	933	265	NM	215	197	9%
Premiums receivable and agents’ balances	391	335	17%	2,844	2,750	3%
Reinsurance recoverables	993	604	64%	5,185	5,354	(3%)
Deferred policy acquisition costs and present value of future profits	7,437	6,623	12%	1,071	975	10%
Deferred income taxes	(747)	(486)	(54%)	879	1,101	(20%)
Goodwill	796	796	—	152	152	—
Other assets	1,893	1,668	13%	2,146	2,025	6%
Separate account assets	140,023	136,633	2%	—	—	—

Total assets	$220,435	$187,592	18%	$38,018	$37,159	2%

Future policy benefits, unpaid claims and claim adjustment expenses	$12,250	$11,411	7%	$21,329	$21,715	(2%)
Other policyholder funds and benefits payable	52,833	26,186	102%	—	—	—
Unearned premiums	50	58	(14%)	4,763	4,372	9%
Debt [1]	—	—	—	—	—	—
Other liabilities	5,057	4,440	14%	3,730	3,285	14%
Separate account liabilities	140,023	136,633	2%	—	—	—

Total liabilities	210,213	178,728	18%	29,822	29,372	2%

Equity excluding AOCI, net of tax	9,027	8,003	13%	7,542	7,080	7%
AOCI, net of tax	1,195	861	39%	654	707	(7%)

Total stockholders’ equity	10,222	8,864	15%	8,196	7,787	5%

Total liabilities and stockholders’ equity	$220,435	$187,592	18%	$38,018	$37,159	2%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	CORPORATE			CONSOLIDATED
	Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2004	2003	Change	2004	2003	Change

Investments
Fixed maturities, available-for-sale, at fair value	$159	$86	85%	$75,100	$61,263	23%
Equity securities, trading, at fair value	—	—	—	13,634	—	NM
Equity securities, available-for-sale, at fair value	—	—	—	832	565	47%
Policy loans, at outstanding balance	—	—	—	2,662	2,512	6%
Other investments	7	2	NM	2,180	1,507	45%

Total investments	166	88	89%	94,408	65,847	43%
Cash	—	—	—	1,148	462	148%
Premiums receivable and agents’ balances	—	—	—	3,235	3,085	5%
Reinsurance recoverables	—	—	—	6,178	5,958	4%
Deferred policy acquisition costs and present value of future profits	1	1	—	8,509	7,599	12%
Deferred income taxes	287	230	25%	419	845	(50%)
Goodwill	772	772	—	1,720	1,720	—
Other assets	56	8	NM	4,095	3,701	11%
Separate account assets	—	—	—	140,023	136,633	2%

Total assets	$1,282	$1,099	17%	$259,735	$225,850	15%

Future policy benefits, unpaid claims and claim adjustment expenses	$(4)	$(9)	56%	$33,575	$33,117	1%
Other policyholder funds and benefits payable	—	(1)	100%	52,833	26,185	102%
Unearned premiums	(6)	(7)	14%	4,807	4,423	9%
Debt [1]	4,929	5,660	(13%)	4,929	5,660	(13%)
Other liabilities	543	468	16%	9,330	8,193	14%
Separate account liabilities	—	—	—	140,023	136,633	2%

Total liabilities	5,462	6,111	(11%)	245,497	214,211	15%

Equity excluding AOCI, net of tax	(3,756)	(4,690)	20%	12,813	10,393	23%
AOCI, net of tax	(424)	(322)	(32%)	1,425	1,246	14%

Total stockholders’ equity	(4,180)	(5,012)	17%	14,238	11,639	22%

Total liabilities and stockholders’ equity	$1,282	$1,099	17%	$259,735	$225,850	15%

[1]	Includes junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter
	2003	2004	2004	2004	2004	Change	Change

DEBT
Short-term debt (includes current maturities of long-term debt)	$1,050	$573	$622	$621	$621	(41%)	—
Senior notes	2,638	2,839	2,583	2,586	2,584	(2%)	—

Subtotal	3,688	3,412	3,205	3,207	3,205	(13%)	—

Equity unit notes	1,020	1,020	1,020	1,020	1,020	—	—
Junior subordinated debentures [1]	952	718	698	706	704	(26%)	—

Total debt	$5,660	$5,150	$4,923	$4,933	$4,929	(13%)	—

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$10,393	$11,369	$11,795	$12,240	$12,813	23%	5%
AOCI, net of tax	1,246	2,168	480	1,410	1,425	14%	1%

Total stockholders’ equity	$11,639	$13,537	$12,275	$13,650	$14,238	22%	4%

CAPITALIZATION
Total capitalization including AOCI, net of tax	$17,299	$18,687	$17,198	$18,583	$19,167	11%	3%

Total capitalization excluding AOCI, net of tax	$16,053	$16,519	$16,718	$17,173	$17,742	11%	3%

DEBT TO CAPITALIZATION RATIOS

Ratios Including AOCI

Total debt to capitalization	32.7%	27.6%	28.6%	26.5%	25.7%	(7.0)	(0.8)

Debt (excluding 75% of equity unit notes) to capitalization [2]	28.3%	23.5%	24.2%	22.4%	21.7%	(6.6)	(0.7)

Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	21.3%	18.3%	18.6%	17.3%	16.7%	(4.6)	(0.6)

Ratios Excluding AOCI

Total debt to capitalization	35.3%	31.2%	29.4%	28.7%	27.8%	(7.5)	(0.9)

Debt (excluding 75% of equity unit notes) to capitalization [2]	30.5%	26.6%	24.9%	24.3%	23.5%	(7.0)	(0.8)

Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	23.0%	20.7%	19.2%	18.7%	18.1%	(4.9)	(0.6)

[1]	In accordance with the adoption of FASB Interpretation No. 46 “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51”, the Company deconsolidated its trust preferred securities and simultaneously recognized as debt an equivalent note payable representing junior subordinated debentures.

[2]	Reflects the treatment of equity units by certain rating agencies in the leverage calculation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

ACCUMULATED OTHER COMPREHENSIVE INCOME

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of December 31, 2004

Fixed maturities unrealized gain	$1,336	$759	$6	$2,101
Equities unrealized gain	13	48	—	61
Net deferred loss on cash-flow hedging instruments	(170)	(45)	—	(215)

Total unrealized gain	1,179	762	6	1,947
Foreign currency translation adjustments	16	(58)	—	(42)
Minimum pension liability adjustment	—	(50)	(430)	(480)

Total accumulated other comprehensive income (loss)	$1,195	$654	$(424)	$1,425

As of December 31, 2003
Fixed maturities unrealized gain	$914	$793	$17	$1,724
Equities unrealized gain	14	26	—	40
Net deferred loss on cash-flow hedging instruments	(25)	(17)	—	(42)

Total unrealized gain	903	802	17	1,722
Foreign currency translation adjustments	(42)	(59)	—	(101)
Minimum pension liability adjustment	—	(36)	(339)	(375)

Total accumulated other comprehensive income (loss)	$861	$707	$(322)	$1,246

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

						YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	DECEMBER 31,
	2003	2004	2004	2004	2004	2003	2004

Numerator:
Net income (loss)	$454	$568	$433	$494	$620	$(91)	$2,115
Less: Net realized capital gains, after-tax	29	95	31	29	23	191	178
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	8	5	1	3	(1)	29	8
Less: Cumulative effect of accounting changes, after-tax	—	(23)	—	—	—	—	(23)

Operating income (loss)	433	501	403	468	596	(253)	1,968
Less: Impact of tax related items	—	—	—	216	—	30	216
Less: Impact of 2003 asbestos reserve addition	—	—	—	—	—	(1,701)	—
Less: Impact of Bancorp litigation	—	—	—	—	—	(40)	—
Less: Impact of severance charges	—	—	—	—	—	(27)	—

Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges	$433	$501	$403	$252	$596	$1,485	$1,752

Denominator:
Weighted average common shares outstanding (basic)	283.0	289.9	292.3	293.2	293.8	272.4	292.3
Dilutive effect of convertible securities	—	1.9	2.2	1.7	1.7	—	1.9
Dilutive effect of options	2.6	3.1	3.0	2.6	2.6	—	2.8

Weighted average common shares outstanding and dilutive potential common shares (diluted) [1]	285.6	294.9	297.5	297.5	298.1	272.4	297.0

Basic earnings (loss) per share
Net income (loss)	$1.60	$1.96	$1.48	$1.68	$2.11	$(0.33)	$7.24
Less: Net realized capital gains, after-tax	0.10	0.33	0.10	0.09	0.08	0.70	0.61
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	0.03	0.02	—	0.01	—	0.10	0.02
Less: Cumulative effect of accounting changes, after-tax	—	(0.08)	—	—	—	—	(0.08)

Operating income (loss)	1.53	1.73	1.38	1.60	2.03	(0.93)	6.73
Less: Impact of tax related items	—	—	—	0.74	—	0.11	0.74
Less: Impact of 2003 asbestos reserve addition	—	—	—	—	—	(6.25)	—
Less: Impact of Bancorp litigation	—	—	—	—	—	(0.14)	—
Less: Impact of severance charges	—	—	—	—	—	(0.10)	—

Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges	$1.53	$1.73	$1.38	$0.86	$2.03	$5.45	$5.99

Diluted earnings (loss) per share [1]
Net income (loss)	$1.59	$1.93	$1.46	$1.66	$2.08	$(0.33)	$7.12
Less: Net realized capital gains, after-tax	0.10	0.33	0.11	0.10	0.08	0.70	0.60
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	0.03	0.02	—	0.01	—	0.10	0.03
Less: Cumulative effect of accounting changes, after-tax	—	(0.08)	—	—	—	—	(0.08)

Operating income (loss)	1.52	1.70	1.35	1.57	2.00	(0.93)	6.63
Less: Impact of tax related items	—	—	—	0.72	—	0.11	0.73
Less: Impact of 2003 asbestos reserve addition	—	—	—	—	—	(6.21)	—
Less: Impact of Bancorp litigation	—	—	—	—	—	(0.15)	—
Less: Impact of severance charges	—	—	—	—	—	(0.10)	—

Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges	$1.52	$1.70	$1.35	$0.85	$2.00	$5.42	$5.90

[1]	As a result of the antidilutive impact from the net loss for the year ended December 31, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of diluted earnings per share for the year ended December 31, 2003. In the absence of the net loss, 274.2 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the year ended December 31, 2003.

[2]	Calculated using weighted average common shares outstanding and dilutive potential common shares of 274.2 for the year ended December 31, 2003.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPUTATION OF RETURN-ON-EQUITY MEASURES

	4Q	1Q	2Q	3Q	4Q
	2003	2004	2004	2004	2004

Numerator [1]:
Net income (loss) - last 12 months	$(91)	$1,872	$1,798	$1,949	$2,115
Operating income (loss) - last 12 months	$(253)	$1,609	$1,672	$1,805	$1,968
Operating income, before tax related items, 2003 asbestos reserve additon, Bancorp litigation, and severance charges - last 12 months	$1,485	$1,646	$1,712	$1,589	$1,752

Denominator [2]:
Average equity, including AOCI	11,186.5	11,489.5	11,887.0	12,497.0	12,938.5
Less: Average AOCI	1,170.0	1,712.5	1,143.5	1,383.5	1,335.5

Average equity, excluding AOCI	10,016.5	9,777.0	10,743.5	11,113.5	11,603.0
Add: Equity impact of the 2003 common stock issuance [2]	—	580.5	—	—	—

Average equity, excluding AOCI (adjusted for impact of 2003 common stock issuance) [2]	10,016.5	10,357.5	10,743.5	11,113.5	11,603.0

ROE (net income (loss) last 12 months to equity including AOCI)	(0.8%)	16.3%	15.1%	15.6%	16.3%
ROE (operating income (loss) last 12 months to equity excluding AOCI)	(2.5%)	16.5%	15.6%	16.2%	17.0%
ROE (operating income before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges last 12 months to equity excluding AOCI) [1]	14.8%	15.9%	15.9%	14.3%	15.1%

[1]	For a reconciliation from net income (loss) to operating income (loss) and from net income (loss) to operating income (loss), before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges, see page C-8.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2. The March 31, 2004 ratio reflects the equity impact of the May 2003 common stock issuance in beginning equity.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE

FINANCIAL HIGHLIGHTS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change

REVENUES
Retail Products Group
Individual Annuity [1]	$487	$625	$629	$705	$666	37%	(6%)	$1,756	$2,625	49%
Other Retail	123	138	135	137	147	20%	7%	431	557	29%

Total Retail Products Group	610	763	764	842	813	33%	(3%)	2,187	3,182	45%
Institutional Solutions Group	485	442	434	448	522	8%	17%	2,110	1,846	(13%)
Individual Life	249	254	252	263	279	12%	6%	982	1,048	7%
Group Benefits [2]	656	1,004	1,000	1,009	1,015	55%	1%	2,624	4,028	54%
Other [1]	62	595	194	(60)	527	NM	NM	155	1,256	NM

Total revenues	$2,062	$3,058	$2,644	$2,502	$3,156	53%	26%	$8,058	$11,360	41%

OPERATING RESULTS BY SEGMENT
Retail Products Group
Individual Annuity	111	112	112	127	132	19%	4%	373	483	29%
Other Retail	10	15	14	13	17	70%	31%	33	59	79%

Total Retail Products Group	121	127	126	140	149	23%	6%	406	542	33%

Institutional Solutions Group	31	29	28	33	35	13%	6%	122	125	2%
Individual Life	41	34	37	44	39	(5%)	(11%)	143	154	8%
Group Benefits	41	47	48	70	64	56%	(9%)	148	229	55%
Other	15	19	14	19	20	33%	5%	27	72	167%

Operating income, before Bancorp litigation and tax related items	249	256	253	306	307	23%	—	846	1,122	33%

Tax related items	—	—	—	190	—	—	(100%)	30	190	NM
Bancorp litigation	—	—	—	—	—	—	—	(40)	—	100%

Operating income	249	256	253	496	307	23%	(38%)	836	1,312	57%
Add: Net realized capital gains, after-tax	14	50	16	18	11	(21%)	(39%)	26	95	NM
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax	5	2	—	2	(2)	NM	NM	17	2	(88%)

Income before cumulative effect of accounting change, net of tax	258	304	269	512	320	24%	(37%)	845	1,405	66%

Add: Cumulative effect of accounting change, net of tax	—	(23)	—	—	—	—	—	—	(23)	—

Net income	$258	$281	$269	$512	$320	24%	(37%)	$845	$1,382	64%

Operating income ROE (last 12 months to equity excluding AOCI)	15.0%	15.8%	15.7%	20.4%	20.2%	5.2	(0.2)
Operating income ROE (last 12 months to equity excluding AOCI), before tax related items and Bancorp litigation	15.2%	15.8%	16.4%	17.1%	17.1%	1.9	—
Assets under management	$210,054	$222,712	$227,698	$232,800	$248,503	18%	7%
DAC capitalization	$457	$494	$477	$492	$505		3%
DAC amortization	$229	$233	$233	$236	$276		17%
DAC and PVFP assets	$6,623	$6,523	$7,073	$7,146	$7,437		4%
Estimated Statutory net income (YTD) ($ in billions)	$1.0				$1.0
Estimated Statutory surplus ($ in billions)	$4.5				$5.1

[1]	With the adoption of SOP 03-1, in the first quarter of 2004 certain annuity products were required to be accounted for in the general account. Revenues in Other will fluctuate principally due to the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in the Japanese operations.

[2]	Beginning in the first quarter of 2004, Group Benefits revenues includes revenues associated with the newly acquired business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE

OPERATING RESULTS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change

REVENUES
Earned premiums	$716	$995	$970	$1,058	$1,049	47%	(1%)	$3,086	$4,072	32%
Fee income	771	786	790	805	864	12%	7%	2,760	3,245	18%
Net investment income [1]	522	1,201	858	611	1,224	134%	100%	2,041	3,894	91%
Other revenues	32	—	—	—	—	(100%)	—	131	—	(100%)
Net realized capital gains [2]	21	76	26	28	19	(10%)	(32%)	40	149	NM

Total revenues	2,062	3,058	2,644	2,502	3,156	53%	26%	8,058	11,360	41%

BENEFITS AND EXPENSES
Benefits, claims and claim adjustment expenses	1,072	1,877	1,531	1,325	1,897	77%	43%	4,616	6,630	44%
Amortization of deferred policy acquisition costs and present value of future profits	229	233	233	236	276	21%	17%	769	978	27%
Insurance operating costs and expenses	410	526	511	526	570	39%	8%	1,535	2,133	39%
Other expenses	—	1	3	(1)	9	—	NM	72	12	(83%)

Total benefits and expenses	1,711	2,637	2,278	2,086	2,752	61%	32%	6,992	9,753	39%

NET INCOME
Income before income taxes	351	421	366	416	404	15%	(3%)	1,066	1,607	51%
Income tax expense (benefit) [3]	93	117	97	(96)	84	(10%)	NM	221	202	(9%)

Income before cumulative effect of accounting change, net of tax	258	304	269	512	320	24%	(37%)	845	1,405	66%
Cumulative effect of accounting change, net of tax	—	(23)	—	—	—	—	—	—	(23)	—

Net income	258	281	269	512	320	24%	(37%)	845	1,382	64%

Less: Cumulative effect of accounting change, net of tax	—	(23)	—	—	—	—	—	—	(23)	—
Less: Net realized capital gains, after-tax [2]	14	50	16	18	11	(21%)	(39%)	26	95	NM
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax [1]	5	2	—	2	(2)	NM	NM	17	2	(88%)

Operating income [3]	$249	$256	$253	$496	$307	23%	(38%)	$836	$1,312	57%

[1]	With the adoption of SOP 03-1, certain annuity products were required to be accounted for in the general account. This change in accounting results in an increase in and volatility in net investment income and benefits expense, as well as a decrease in other revenues beginning in the first quarter of 2004.

[2]	Includes periodic net coupon settlements on non-qualifying derivatives.

[3]	The third quarter ended September 30, 2004 includes a $190 tax benefit related to the favorable treatment of certain tax items for tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE

TOTAL ASSETS UNDER MANAGEMENT/JAPAN DATA

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change

TOTAL ASSETS UNDER MANAGEMENT
Assets
General account	$50,959	$71,348	$71,689	$75,947	$80,412	58%	6%
Separate account	136,633	127,141	130,840	131,655	140,023	2%	6%

Total assets	187,592	198,489	202,529	207,602	220,435	18%	6%
Mutual fund assets	22,462	24,223	25,169	25,198	28,068	25%	11%

Total assets under management	$210,054	$222,712	$227,698	$232,800	$248,503	18%	7%

Japan
Account Value
Yen ¥	¥666,878	¥846,172	¥1,009,075	¥1,224,483	¥1,504,306	126%	23%
U.S.$	$6,220	$8,119	$9,277	$11,127	$14,651	136%	32%

Sales
Yen ¥	¥126,708	¥153,402	¥174,231	¥251,303	¥257,534	103%	2%	¥430,510	¥836,470	94%
U.S.$	$1,159	$1,436	$1,599	$2,295	$2,456	112%	7%	$3,735	$7,786	108%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE

CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter
	2003	2004	2004	2004	2004	Change	Change

Investments
Fixed maturities, available-for-sale, at fair value	$37,462	$49,580	$47,807	$50,200	$50,531	35%	1%
Equity securities, available-for-sale, at fair value	357	406	383	449	525	47%	17%
Equity securities, trading, at fair value	—	7,831	8,995	10,685	13,634	—	28%
Policy loans, at outstanding balance	2,512	2,655	2,650	2,665	2,662	6%	—
Other investments	823	1,167	1,229	1,287	1,364	66%	6%

Total investments	41,154	61,639	61,064	65,286	68,716	67%	5%

Cash	265	460	509	625	933	NM	49%
Premiums receivable and agents’ balances	335	338	379	412	391	17%	(5%)
Reinsurance recoverables	604	763	665	713	993	64%	39%
Deferred policy acquisition costs and present value of future profits	6,623	6,523	7,073	7,146	7,437	12%	4%
Deferred income taxes	(486)	(927)	(444)	(763)	(747)	(54%)	2%
Goodwill	796	796	796	796	796	—	—
Other assets	1,668	1,756	1,647	1,732	1,893	13%	9%
Separate account assets	136,633	127,141	130,840	131,655	140,023	2%	6%

Total assets	$187,592	$198,489	$202,529	$207,602	$220,435	18%	6%

Future policy benefits, unpaid claims and claim adjustment expenses	$11,411	$11,666	$11,753	$11,805	$12,250	7%	4%
Other policyholder funds and benefits payable	26,186	45,322	46,606	49,347	52,833	102%	7%
Unearned premiums	58	55	54	52	50	(14%)	(4%)
Other liabilities	4,440	4,542	4,484	4,878	5,057	14%	4%
Separate account liabilities	136,633	127,141	130,840	131,655	140,023	2%	6%

Total liabilities	178,728	188,726	193,737	197,737	210,213	18%	6%

Equity excluding AOCI, net of tax	8,003	8,137	8,268	8,744	9,027	13%	3%
AOCI, net of tax	861	1,626	524	1,121	1,195	39%	7%

Total stockholders’ equity	8,864	9,763	8,792	9,865	10,222	15%	4%

Total liabilities and stockholders’ equity	$187,592	$198,489	$202,529	$207,602	$220,435	18%	6%

Hartford Life and Accident Insurance Company NAIC RBC	301%
Hartford Life Insurance Company NAIC RBC	393%
Hartford Life and Annuity Insurance Company NAIC RBC	493%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other	Institutional
	Individual	Retail Products	Solutions	Individual	Group		Other
	Annuity	Group	Group	Life	Benefits	Japan	Life	Total
YEAR-TO-DATE
Balance, December 31, 2003	$4,170	$195	$105	$1,700	$101	$331	$21	$6,623
Adjustments to unrealized gains and losses on securities available - for - sale and other	190	28	67	131	—	—	—	416

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	4,360	223	172	1,831	101	331	21	7,039
Cumulative effect of accounting changes (SOP 03-1)	(105)	—	—	—	—	—	—	(105)
Capitalization	950	125	71	283	44	495	—	1,968
Purchase Price Adjustment - related to the acquisition of								—
Hartford Life Group Insurance Company	—	—	—	—	(52)	—	—	(52)
Amortization - Deferred Policy Acquisition Costs	(577)	(70)	(37)	(154)	(23)	(77)	—	(938)
Amortization - Present Value of Future Profits	(14)	—	—	(26)	—	—	—	(40)
Amortization - Realized Capital Gains	(4)	—	—	—	—	—	(11)	(15)
Effect of Currency Translation Adjustment	—	—	—	—	—	72	—	72

Balance, December 31, 2004	4,610	278	206	1,934	70	821	10	7,929
Adjustments to unrealized gains and losses on securities available - for - sale and other	(303)	(21)	(47)	(121)	—	—	—	(492)

Balance, December 31, 2004 including adjustments to unrealized gains and losses on securities available - for - sale and other	$4,307	$257	$159	$1,813	$70	$821	$10	$7,437

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE

SUPPLEMENTAL DATA  - ANNUITY DEATH AND INCOME BENEFITS

	As of December 31, 2004
	ACCOUNT	NET AMT AT	% of NAR	RETAINED
	VALUE	RISK	REINSURED	NAR
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$61,675	$6,568	90%	$683
with 5% rollup [2]	4,204	575	82%	104
with Earnings Protection Benefit Rider (EPB) [3]	4,849	228	71%	67
with 5% rollup & EPB	1,499	124	83%	21

Total MAV	72,227	7,495	88%	875
Asset Protection Benefit (APB) [4]	17,173	5	20%	4
Ratchet [5] (5 years)	40	2	100%	—
Reset [6] (5-7 years)	8,262	640	0%	640
Return of Premium [7]/Other	8,548	18	0%	18

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$106,250	$8,160	81%	$1,537

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [9]	14,129	99	0%	99

TOTAL	$120,379	$8,259	80%	$1,636

	As of	As of	As of	As of	As of
	December 31,	March 31,	June 30,	September 30,	December 31,
	2003	2004	2004	2004	2004
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P500 Index Value at end of period	1,111.92	1,126.21	1,140.80	1,114.58	1,211.92
Total Account Value	$92,453	$97,001	$99,363	$98,338	$106,250
Retained net amount at risk	2,246	2,055	1,989	2,240	1,537
GMDB net GAAP liability [8]	—	106	103	111	109
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$6,220	$8,119	$9,277	$11,118	$14,129
Retained net amount at risk	119	78	79	161	99
GMDB/GMIB net GAAP liability [8]	—	12	16	21	28

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	This reserve was established for GAAP in 2004 with the adoption of SOP 03-1.

[9]	Benefits include a Return of Premium and MAV (before age 75) death benefit and a guarantee to return initial investment, adjusted for earnings liquidity, through a fixed annuity, after a minimum deferral period of 10, 15 or 20 years.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS

As of Sepetember 30, 2004

Satutory Reserve Credit and Amount Recoverable

Gross statutory reinsurance reserve credit	$1,722
Liability for reinsurance in unauthorized companies	(4)

Net statutory reinsurance reserve credit	$1,718

Statutory amounts recoverable from reinsurers	$145

The top ten reinsurers represent $1,721 or 92% of the total statutory reserve credit and amounts recoverable.

•	17% of this amount is with reinsurers rated “A++” by A.M. Best at January 20, 2005.

•	39% of this amount is with reinsurers rated “A+” by A.M. Best at January 20, 2005.

•	39% of this amount is with reinsurers rated “A-” by A.M. Best at January 20, 2005.

•	5% of this amount is with reinsurers rated “B+” by A.M. Best at January 20, 2005.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE

STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	September 30, 2004	December 31, 2003

Statutory Capital and Surplus	$4,686	$4,470
GAAP Adjustments
Investment in subsidiaries	(727)	(390)
Deferred policy acquisition costs	7,146	6,624
Deferred taxes	(930)	(679)
Benefit reserves	(3,147)	(3,664)
Unrealized gains on investments, net of impairments	1,997	1,945
Asset valuation reserve and interest maintenance reserve	660	460
Goodwill	408	472
Other, net	(228)	(374)

GAAP Stockholders’ Equity	$9,865	$8,864

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE

RETAIL PRODUCTS GROUP - INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over		YEAR ENDED
						Year	Sequential	DECEMBER 31,
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
Revenues
Premiums and other considerations
Variable annuity fees	$326	$359	$369	$376	$404	24%	7%	$1,112	$1,508	36%
Mutual fund and other fees	32	26	26	26	28	(13%)	8%	131	106	(19%)

Total fee income	358	385	395	402	432	21%	7%	1,243	1,614	30%
Net guaranteed separate account income	27	—	—	—	—	(100%)	—	101	—	(100%)
Direct premiums	18	20	17	87	22	22%	(75%)	96	146	52%
Reinsurance premiums	(32)	(34)	(34)	(38)	(36)	(13%)	5%	(130)	(142)	(9%)

Total premiums and other considerations	371	371	378	451	418	13%	(7%)	1,310	1,618	24%
Net investment income
Net investment income on G/A assets	125	275	271	276	272	118%	(1%)	496	1,094	121%
Net investment income on assigned capital	18	16	18	18	19	6%	6%	64	71	11%
Charge for invested capital	(36)	(36)	(40)	(39)	(43)	(19%)	(10%)	(133)	(158)	(19%)

Total net investment income	107	255	249	255	248	132%	(3%)	427	1,007	136%
Net realized capital gains (losses) [1]	9	(1)	2	(1)	—	(100%)	100%	19	—	(100%)

Total revenues	487	625	629	705	666	37%	(6%)	1,756	2,625	49%
Benefits and Expenses
Benefits and claims
Death benefits	8	4	8	14	8	—	(43%)	51	34	(33%)
Other contract benefits	15	16	18	19	19	27%	—	73	72	(1%)
Change in reserve	7	9	6	73	9	29%	(88%)	45	97	116%
Sales inducements	17	6	6	7	11	(35%)	57%	66	30	(55%)
Interest credited on G/A assets	69	211	211	211	208	NM	(1%)	284	841	196%

Total benefits and claims	116	246	249	324	255	120%	(21%)	519	1,074	107%
Other insurance expenses
Commissions & wholesaling expenses	290	325	290	264	248	(14%)	(6%)	1,087	1,127	4%
Operating expenses	50	46	47	50	48	(4%)	(4%)	190	191	1%
Premium taxes and other expenses	2	4	5	4	7	NM	75%	17	20	18%

Subtotal — expenses before deferral	342	375	342	318	303	(11%)	(5%)	1,294	1,338	3%
Deferred policy acquisition costs	(254)	(286)	(249)	(218)	(197)	22%	10%	(965)	(950)	2%

Total other insurance expense	88	89	93	100	106	20%	6%	329	388	18%
Amortization of deferred policy acquisition costs	137	149	143	142	157	15%	11%	450	591	31%

Total benefits and expenses	341	484	485	566	518	52%	(8%)	1,298	2,053	58%
Income before income tax expense	146	141	144	139	148	1%	6%	458	572	25%
Income tax expense [3]	31	30	30	12	14	(55%)	17%	62	86	39%

Income before cumulative effect of accounting change	115	111	114	127	134	17%	6%	396	486	23%
Cumulative effect of accounting change, net of tax	—	(19)	—	—	—			—	(19)	—

Net income	115	92	114	127	134	17%	6%	396	467	18%
Less: cumulative effect of accounting change, net of tax	—	(19)	—	—	—	—	—	—	(19)	—
Less: Non operating net realized gains (losses), net of tax [2]	4	(1)	2	—	2	(50%)	—	4	3	(25%)

Operating income	111	112	112	127	132	19%	4%	392	483	23%
Less: Tax related items	—	—	—	—	—	—	—	19	—	(100%)

Operating income, before tax related items	$111	$112	$112	$127	$132	19%	4%	$373	$483	29%

[1] Includes periodic net coupon settlements on non-qualifying derivatives and derivatives used as economic hedges of policyholder liabilities.

[2] Net gains (losses) on derivatives used as economic hedges of certain policyholder liabilities.

[3] The quarters ended December 31, 2004 and September 30, 2004 includes $12 and $18, respectively of additional tax benefits related to the change in estimate of 2004 DRD benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER

INCOME STATEMENTS

						Year Over		YEAR ENDED
						Year	Sequential	DECEMBER 31,
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
Revenues
Premiums and other considerations
Variable annuity fees	$13	$16	$16	$18	$20	54%	11%	$40	$70	75%
Mutual fund and other fees	92	105	102	101	106	15%	5%	319	414	30%

Total fee income	105	121	118	119	126	20%	6%	359	484	35%
Direct premiums	1	—	—	1	2	100%	100%	3	3	—
Reinsurance premiums	—	—	—	—	—	—	—	—	—	—

Total premiums and other considerations	106	121	118	120	128	21%	7%	362	487	35%
Net investment income
Net investment income on G/A assets	17	17	16	17	18	6%	6%	65	68	5%
Net investment income on assigned capital	—	—	1	—	1	—	—	2	2	—
Charge for invested capital	—	—	—	—	—	—	—	—	—	—

Total net investment income	17	17	17	17	19	12%	12%	67	70	4%
Net realized capital gains [1]	—	—	—	—	—	—	—	2	—	(100%)

Total revenues	123	138	135	137	147	20%	7%	431	557	29%
Benefits and Expenses
Benefits and claims
Other contract benefits	2	2	2	1	2	—	100%	7	7	—
Change in reserve	—	(1)	(1)	—	1	—	—	—	(1)	—
Sales inducements	—	—	—	1	(1)	—	NM	1	—	(100%)
Interest credited on G/A assets	10	10	9	10	10	—	—	41	39	(5%)

Total benefits and claims	12	11	10	12	12	—	—	49	45	(8%)
Other insurance expenses
Commissions & wholesaling expenses	69	79	75	71	77	12%	8%	224	302	35%
Operating expenses	38	35	39	44	49	29%	11%	137	167	22%
Premium taxes and other expenses	3	2	3	3	3	—	—	10	11	10%

Subtotal — expenses before deferral	110	116	117	118	129	17%	9%	371	480	29%
Deferred policy acquisition costs	(30)	(30)	(30)	(29)	(36)	(20%)	(24%)	(98)	(125)	(28%)

Total other insurance expense	80	86	87	89	93	16%	4%	273	355	30%
Amortization of deferred policy acquisition costs	16	18	17	17	18	13%	6%	59	70	19%

Total benefits and expenses	108	115	114	118	123	14%	4%	381	470	23%
Income before income tax expense	15	23	21	19	24	60%	26%	50	87	74%
Income tax expense	5	8	7	6	7	40%	17%	16	28	75%

Net income	10	15	14	13	17	70%	31%	34	59	74%
Less: Tax related items	—	—	—	—	—	—	—	1	—	(100%)

Operating income, before tax related items	$10	$15	$14	$13	$17	70%	31%	$33	$59	79%

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP

SUPPLEMENTAL DATA — SALES/OTHER DEPOSITS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
SALES
Individual Annuity
Broker-dealer	$2,824	$3,082	$2,582	$2,216	$1,969	(30%)	(11%)	$11,201	$9,849	(12%)
Banks	1,530	1,619	1,602	1,325	1,300	(15%)	(2%)	5,279	5,846	11%

Total sales by distribution	$4,354	$4,701	$4,184	$3,541	$3,269	(25%)	(8%)	$16,480	$15,695	(5%)

Variable	$4,074	$4,581	$3,938	$3,341	$3,174	(22%)	(5%)	$15,671	$15,034	(4%)
Fixed MVA/other	280	120	246	200	95	(66%)	(53%)	809	661	(18%)

Total sales by product	$4,354	$4,701	$4,184	$3,541	$3,269	(25%)	(8%)	$16,480	$15,695	(5%)

Retail Mutual Funds	$1,634	$1,942	$1,409	$1,258	$1,255	(23%)	—	$4,771	$5,864	23%
401K
Annuity	$570	$279	$383	$444	$765	34%	72%	$1,362	$1,871	37%
Mutual funds	—	—	—	—	1	—	—	3	1	(67%)

Total 401K	$570	$279	$383	$444	$766	34%	73%	$1,365	$1,872	37%

529 College Savings Plan/Specialty Products/Other	$91	$100	$86	$79	$105	15%	33%	$232	$370	59%

SALES & OTHER DEPOSITS
Individual Annuity
Variable	$4,074	$4,581	$3,938	$3,341	$3,174	(22%)	(5%)	$15,671	$15,034	(4%)
Fixed MVA/other	365	232	359	316	224	(39%)	(29%)	1,148	1,131	(1%)

Total Individual Annuity	4,439	4,813	4,297	3,657	3,398	(23%)	(7%)	16,819	16,165	(4%)

Retail Mutual Funds	1,634	1,942	1,409	1,258	1,255	(23%)	—	4,771	5,864	23%
401K
Annuity	440	650	507	557	552	25%	(1%)	1,572	2,266	44%
Mutual funds	63	70	48	38	61	(3%)	61%	215	217	1%

Total 401K	503	720	555	595	613	22%	3%	1,787	2,483	39%

529 College Savings Plan/Specialty Products/Other	91	100	86	79	105	15%	33%	232	370	59%

Total Retail Products Group	$6,667	$7,575	$6,347	$5,589	$5,371	(19%)	(4%)	$23,609	$24,882	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP

SUPPLEMENTAL DATA – ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter
	2003	2004	2004	2004	2004	Change	Change
INDIVIDUAL ANNUITY
General account	$9,351	$19,338	$19,302	$19,322	$18,984	103%	(2%)
Guaranteed separate account	10,239	—	—	—	—	(100%)	—
Non-guaranteed separate account	78,126	82,360	84,574	84,228	92,017	18%	9%

Total Individual Annuity	$97,716	$101,698	$103,876	$103,550	$111,001	14%	7%

401K
General account	$1,024	$1,048	$1,077	$1,132	$1,113	9%	(2%)
Non-guaranteed separate account	3,582	4,110	4,408	4,659	5,418	51%	16%

Total 401K	$4,606	$5,158	$5,485	$5,791	$6,531	42%	13%

TOTAL RETAIL PRODUCTS GROUP
General account	$10,375	$20,386	$20,379	$20,454	$20,097	94%	(2%)
Guaranteed separate account	10,239	—	—	—	—	(100%)	—
Non-guaranteed separate account	81,708	86,470	88,982	88,887	97,435	19%	10%

Total Retail Products Group account value	$102,322	$106,856	$109,361	$109,341	$117,532	15%	7%

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$8,345	$7,999	$7,900	$7,820	$7,580	(9%)	(3%)
Separate account	78,156	82,387	84,604	84,259	92,037	18%	9%

Total individual variable annuities	86,501	90,386	92,504	92,079	99,617	15%	8%

Fixed MVA & other individual annuities	11,215	11,312	11,372	11,471	11,384	2%	(1%)

Total Individual Annuity	97,716	101,698	103,876	103,550	111,001	14%	7%

401K – Annuity	4,606	5,158	5,485	5,791	6,531	42%	13%

Total Retail Products Group account value	102,322	106,856	109,361	109,341	117,532	15%	7%

Specialty Products/Other — Segregated Assets	48	72	103	135	182	NM	35%

Mutual Fund Assets
Retail mutual fund assets	20,301	21,888	22,734	22,694	25,240	24%	11%
401K mutual fund assets	585	644	668	662	755	29%	14%
Specialty Product/Other mutual fund assets	109	121	127	144	164	50%	14%
529 College Savings Plan assets	259	324	368	398	477	84%	20%

Total Mutual Fund Assets	21,254	22,977	23,897	23,898	26,636	25%	11%

Total Retail Products Group Assets Under Management	$123,624	$129,905	$133,361	$133,374	$144,350	17%	8%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP

SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		4Q	1Q	2Q	3Q	4Q
		2003	2004	2004	2004	2004
VARIABLE ANNUITIES [2]	Beginning balance	$77,572	$86,501	$90,386	$92,504	$92,079
	Sales/premiums/other deposits	4,074	4,581	3,938	3,341	3,174
	Surrenders	(2,163)	(2,033)	(1,953)	(2,100)	(2,311)
	Death benefits/annuitizations/other	(278)	(359)	(334)	(313)	(335)
	Net exchanges	5	12	29	35	99

	Net Flows	1,638	2,201	1,680	963	627
	Change in market value/change in reserve/interest credited	7,291	1,684	438	(1,388)	6,911

	Ending balance	$86,501	$90,386	$92,504	$92,079	$99,617

FIXED MVA AND OTHER	Beginning balance	$10,939	$11,215	$11,312	$11,372	$11,471
	Sales/premiums/other deposits	365	232	359	316	224
	Acquisitions	—	—	—	176	547
	Surrenders	(159)	(176)	(313)	(387)	(785)
	Death benefits/annuitizations/other	(93)	(105)	(116)	(127)	(138)
	Net exchanges	(4)	(12)	(28)	(35)	(99)

	Net Flows	109	(61)	(98)	(57)	(251)
	Change in market value/change in reserve/interest credited	167	158	158	156	164

	Ending balance	$11,215	$11,312	$11,372	$11,471	$11,384

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$88,511	$97,716	$101,698	$103,876	$103,550
	Sales/premiums/other deposits	4,439	4,813	4,297	3,657	3,398
	Acquisitions	—	—	—	176	547
	Surrenders	(2,322)	(2,209)	(2,266)	(2,487)	(3,096)
	Death benefits/annuitizations/other	(371)	(464)	(450)	(440)	(473)
	Net exchanges	1	—	1	—	—

	Net Flows	1,747	2,140	1,582	906	376
	Change in market value/change in reserve/interest credited	7,458	1,842	596	(1,232)	7,075

	Ending balance	$97,716	$101,698	$103,876	$103,550	$111,001

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2] The embedded value of the variable annuity inforce business was $2,772 and $2,405 for the years ended December 31, 2004 and 2003, respectively based on the following significant assumptions: (a) 9.25% Cost of capital, (b) 9% separate account appreciation, (c) 35% Effective tax rate. Excludes the value of statutory surplus to support the in-force business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE

RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ACCOUNT VALUE ROLLFORWARD [1]

		4Q	1Q	2Q	3Q	4Q
		2003	2004	2004	2004	2004
401K	Account Value Rollforward

(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$4,044	$4,606	$5,158	$5,485	$5,791

	Sales/premiums/other deposits	440	650	507	557	552
	Surrenders	(205)	(197)	(209)	(203)	(239)
	Death benefits/annuitizations/other	(1)	(8)	(7)	(8)	(5)

	Net Flows	234	445	291	346	308
	Change in market value/change in
	reserve/interest credited	328	107	36	(40)	432

	Ending balance	$4,606	$5,158	$5,485	$5,791	$6,531

RETAIL MUTUAL FUNDS	Asset Rollforward

	Beginning balance	$17,208	$20,301	$21,888	$22,734	$22,694
	Sales	1,634	1,942	1,409	1,258	1,255
	Redemptions	(631)	(887)	(785)	(819)	(868)

	Net Sales	1,003	1,055	624	439	387
	Change in market value	2,110	557	245	(459)	2,179
	Other	(20)	(25)	(23)	(20)	(20)

	Ending balance	$20,301	$21,888	$22,734	$22,694	$25,240

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
Revenues
Premiums and other considerations
Variable annuity fees	$25	$25	$23	$23	$24	(4%)	4%	$88	$95	8%
Cost of insurance charges	50	47	50	48	50	—	4%	207	195	(6%)
Mutual fund and other fees	—	2	3	6	6	—	—	4	17	NM

Total fee income	75	74	76	77	80	7%	4%	299	307	3%

Net guaranteed separate account income	2	—	—	—	—	(100%)	—	9	—	(100%)

Direct premiums	150	109	95	100	167	11%	67%	795	471	(41%)

Total premiums and other considerations	227	183	171	177	247	9%	40%	1,103	778	(29%)

Net investment income
Net investment income on G/A assets	247	249	255	262	265	7%	1%	966	1,031	7%
Net investment income on assigned capital	7	7	6	7	7	—	—	26	27	4%
Charge for invested capital	1	1	1	—	1	—	—	3	3	—

Total net investment income	255	257	262	269	273	7%	1%	995	1,061	7%
Net realized capital gains [1]	3	2	1	2	2	(33%)	—	12	7	(42%)

Total revenues	485	442	434	448	522	8%	17%	2,110	1,846	(13%)

Benefits and Expenses
Benefits and claims
Death benefits	38	37	46	38	44	16%	16%	167	165	(1%)
Other contract benefits	66	82	81	87	83	26%	(5%)	291	333	14%
Change in reserve	148	94	85	92	157	6%	71%	724	428	(41%)
Sales inducements	—	—	—	—	—	—	—	1	—	(100%)
Interest credited on G/A assets	143	142	145	146	154	8%	5%	566	587	4%

Total benefits and claims	395	355	357	363	438	11%	21%	1,749	1,513	(13%)

Other insurance expenses
Commissions & wholesaling expenses	13	10	9	10	10	(23%)	—	44	39	(11%)
Operating expenses	31	30	26	29	32	3%	10%	113	117	4%
Dividends to policyholders	7	12	8	2	5	(29%)	150%	60	27	(55%)
Premium taxes and other expenses	(2)	3	1	4	7	NM	75%	62	15	(76%)

Subtotal — expenses before deferral	49	55	44	45	54	10%	20%	279	198	(29%)
Deferred policy acquisition costs	(19)	(18)	(17)	(16)	(20)	(5%)	(25%)	(67)	(71)	(6%)

Total other insurance expense	30	37	27	29	34	13%	17%	212	127	(40%)
Amortization of deferred policy acquisition costs	15	9	10	9	9	(40%)	—	34	37	9%

Total benefits and expenses	440	401	394	401	481	9%	20%	1,995	1,677	(16%)
Income before income tax expense	45	41	40	47	41	(9%)	(13%)	115	169	47%
Income tax expense	14	12	12	14	6	(57%)	(57%)	32	44	38%

Income before cumulative effect of accounting change	31	29	28	33	35	13%	6%	83	125	51%
Cumulative effect of accounting change, net of tax	—	(1)	—	—	—	—	—	—	(1)	—

Net income	31	28	28	33	35	13%	6%	83	124	49%

Less: cumulative effect of accounting change, net of tax	—	(1)	—	—	—	—	—	—	(1)	—

Operating income	31	29	28	33	35	13%	6%	83	125	51%
Less: Tax related items	—	—	—	—	—	—	—	1	—	(100%)
Less: Bancorp litigation	—	—	—	—	—	—	—	(40)	—	100%

Operating income, before tax related items and Bancorp litigation	$31	$29	$28	$33	$35	13%	6%	$122	$125	2%

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
SALES
Institutional
Structured settlements	$219	$140	$156	$175	$177	(19%)	1%	$715	$648	(9%)
Institutional annuities	59	11	7	22	78	32%	NM	428	118	(72%)
Mutual funds	221	96	38	62	62	(72%)	-	339	258	(24%)
GIC/Funding agreements	562	74	1,000	624	900	60%	44%	1,886	2,598	38%

Total Institutional	$1,061	$321	$1,201	$883	$1,217	15%	38%	$3,368	$3,622	8%

Governmental
Annuity	$102	$126	$111	$73	$71	(30%)	(3%)	$628	$381	(39%)
Mutual funds	8	10	8	8	9	13%	13%	33	35	6%

Total Governmental	$110	$136	$119	$81	$80	(27%)	(1%)	$661	$416	(37%)

Private Placement Life Insurance
Corporate owned	$89	$103	$142	$146	$265	198%	82%	$196	$656	NM
High net worth	15	49	16	5	14	(7%)	180%	127	84	(34%)

Total Private Placement Life Insurance	$104	$152	$158	$151	$279	168%	85%	$323	$740	129%

SALES & OTHER DEPOSITS
Institutional
Structured settlements	$151	$203	$180	$156	$172	14%	10%	$609	$711	17%
Institutional annuities	64	7	11	22	78	22%	NM	430	118	(73%)
Mutual funds	221	96	38	82	62	(72%)	(24%)	339	278	(18%)
GIC/Funding agreements	466	18	319	546	613	32%	12%	1,581	1,496	(5%)
Other	6	4	316	4	6	—	50%	324	330	2%

Total Institutional	908	328	864	810	931	3%	15%	3,283	2,933	(11%)

Governmental
Annuity	297	358	307	255	201	(32%)	(21%)	1,325	1,121	(15%)
Mutual funds	8	10	8	8	9	13%	13%	33	35	6%

Total Governmental	305	368	315	263	210	(31%)	(20%)	1,358	1,156	(15%)

Private Placement Life Insurance
Corporate owned	89	175	131	137	262	194%	91%	233	705	NM
High net worth	15	48	16	5	8	(47%)	60%	127	77	(39%)

Total Private Placement Life Insurance	104	223	147	142	270	160%	90%	360	782	117%

Total Institutional Solutions Group	$1,317	$919	$1,326	$1,215	$1,411	7%	16%	$5,001	$4,871	(3%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP

SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter
	2003	2004	2004	2004	2004	Change	Change
INSTITUTIONAL
General account	$9,912	$10,135	$10,318	$10,919	$11,337	14%	4%
Guaranteed separate account	343	357	335	352	355	3%	1%
Non-guaranteed separate account	2,405	2,449	2,724	2,740	2,907	21%	6%

Total Institutional	$12,660	$12,941	$13,377	$14,011	$14,599	15%	4%

GOVERNMENTAL
General account	$3,819	$3,831	$3,907	$3,994	$4,048	6%	1%
Non-guaranteed separate account	5,146	5,412	5,538	5,443	5,914	15%	9%

Total Governmental	$8,965	$9,243	$9,445	$9,437	$9,962	11%	6%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$2,403	$2,417	$2,397	$2,409	$2,412	—	—
Non-guaranteed separate account	21,114	21,425	21,703	22,000	22,615	7%	3%

Total Private Placement Life Insurance	$23,517	$23,842	$24,100	$24,409	$25,027	6%	3%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$16,134	$16,383	$16,622	$17,322	$17,797	10%	3%
Guaranteed separate account	343	357	335	352	355	3%	1%
Non-guaranteed separate account	28,665	29,286	29,965	30,183	31,436	10%	4%

Total Institutional Solutions Group account value	$45,142	$46,026	$46,922	$47,857	$49,588	10%	4%

BY PRODUCT
Institutional
Structured settlements	$3,285	$3,492	$3,673	$3,828	$4,006	22%	5%
Institutional annuities	2,395	2,418	2,397	2,418	2,492	4%	3%
GIC/Funding agreements	4,677	4,686	4,690	5,129	5,297	13%	3%
Other	2,303	2,345	2,617	2,636	2,804	22%	6%

Total Institutional	12,660	12,941	13,377	14,011	14,599	15%	4%

Governmental — Annuity	8,965	9,243	9,445	9,437	9,962	11%	6%

Private Placement Life Insurance
Variable	20,993	21,305	21,592	21,889	22,498	7%	3%
Leveraged	2,524	2,537	2,508	2,520	2,529

Total Private Placement Life Insurance	23,517	23,842	24,100	24,409	25,027	6%	3%

Total Institutional Solutions Group account value	45,142	46,026	46,922	47,857	49,588	10%	4%

Mutual Fund Assets
Institutional mutual fund assets	438	484	508	569	676	54%	19%
Governmental mutual fund assets	770	762	764	731	756	(2%)	3%

Total Mutual Fund Assets	1,208	1,246	1,272	1,300	1,432	19%	10%

Total Institutional Solutions Group Assets Under Management	$46,350	$47,272	$48,194	$49,157	$51,020	10%	4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP

SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		4Q	1Q	2Q	3Q	4Q
		2003	2004	2004	2004	2004
INSTITUTIONAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$11,902	$12,660	$12,941	$13,377	$14,011
	Sales/premiums/other deposits	687	232	826	728	869
	Surrenders	(210)	(88)	(402)	(197)	(537)
	Death benefits/annuitizations/other	(82)	(99)	(101)	(104)	(103)

	Net Flows	395	45	323	427	229
	Change in market value/change in reserve/interest credited	363	236	113	207	359

	Ending balance	$12,660	$12,941	$13,377	$14,011	$14,599

GOVERNMENTAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$8,319	$8,965	$9,243	$9,445	$9,437
	Sales/premiums/other deposits	297	358	307	255	201
	Surrenders	(197)	(239)	(185)	(169)	(233)
	Death benefits/annuitizations/other	(17)	(15)	(16)	(16)	(18)

	Net Flows	83	104	106	70	(50)
	Change in market value/change in reserve/interest credited	563	174	96	(78)	575

	Ending balance	$8,965	$9,243	$9,445	$9,437	$9,962

PRIVATE PLACEMENT LIFE INSURANCE	Account Value Rollforward
	Beginning balance	$23,159	$23,517	$23,842	$24,100	$24,409
	Initial and subsequent premiums	104	223	147	142	270
	Surrenders	(106)	(16)	(35)	(3)	(26)
	Death benefits/annuitizations/other	(38)	(119)	(121)	(94)	(73)

	Net Flows	(40)	88	(9)	45	171
	Change in market value/change in reserve/interest credited	398	237	267	264	447

	Ending balance	$23,517	$23,842	$24,100	$24,409	$25,027

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
Revenues
Premiums and other considerations
Variable life fees	$13	$12	$13	$13	$15	15%	15%	$44	$53	20%
Cost of insurance charges	110	110	110	113	113	3%	—	431	446	3%
Other fees	67	64	58	64	82	22%	28%	264	268	2%

Total fee income	190	186	181	190	210	11%	11%	739	767	4%
Gross MVA/MGLI spread income	1	—	—	—	—	(100%)	—	8	—	(100%)

Net guaranteed separate account income	1	—	—	—	—	(100%)	—	8	—	(100%)
Direct premiums	17	17	17	17	20	18%	18%	61	71	16%
Reinsurance premiums	(23)	(22)	(22)	(23)	(25)	(9%)	(9%)	(81)	(92)	(14%)

Net premiums	(6)	(5)	(5)	(6)	(5)	17%	17%	(20)	(21)	(5%)

Total premiums and other considerations	185	181	176	184	205	11%	11%	727	746	3%
Net investment income
Net investment income on G/A assets	71	80	82	84	82	15%	(2%)	282	328	16%
Net investment income on assigned capital	4	3	4	3	3	(25%)	—	15	13	(13%)
Charge for invested capital	(11)	(10)	(10)	(9)	(10)	9%	(11%)	(41)	(39)	5%

Total net investment income	64	73	76	78	75	17%	(4%)	256	302	18%
Net realized capital gains (losses) [1]	-	-	-	1	(1)	-	NM	(1)	-	100%

Total revenues	249	254	252	263	279	12%	6%	982	1,048	7%
Benefits and Expenses
Benefits and claims
Death benefits	46	67	61	60	57	24%	(5%)	224	245	9%
Other contract benefits	6	5	6	5	6	—	20%	23	22	(4%)
Change in reserve	(1)	—	—	(3)	—	100%	100%	(3)	(3)	—
Interest credited on G/A assets	48	53	53	53	57	19%	8%	192	216	13%

Total benefits and claims	99	125	120	115	120	21%	4%	436	480	10%
Other insurance expenses
Commissions & wholesaling expenses	54	44	46	47	63	17%	34%	168	200	19%
Operating expenses	55	48	50	52	62	13%	19%	193	212	10%
Dividends to policyholders	1	1	—	1	—	(100%)	(100%)	3	2	(33%)
Premium taxes and other expenses	8	8	9	8	8	—	—	30	33	10%

Subtotal — expenses before deferral	118	101	105	108	133	13%	23%	394	447	13%
Deferred policy acquisition costs	(73)	(61)	(66)	(67)	(89)	(22%)	(33%)	(233)	(283)	(21%)

Total other insurance expense	45	40	39	41	44	(2%)	7%	161	164	2%
Amortization of deferred policy acquisition costs and present value of future profits	45	39	40	43	58	29%	35%	176	180	2%

Total benefits and expenses	189	204	199	199	222	17%	12%	773	824	7%
Income before income tax expense	60	50	53	64	57	(5%)	(11%)	209	224	7%
Income tax expense	19	16	16	20	18	(5%)	(10%)	64	70	9%

Income before cumulative effect of accounting changes	41	34	37	44	39	(5%)	(11%)	145	154	6%
Cumulative effect of accounting change, net of tax	—	(1)	—	—	—	—	—	—	(1)	—

Net income	41	33	37	44	39	(5%)	(11%)	145	153	6%
Less: cumulative effect of accounting change, net of tax	—	(1)	—	—	—	—	—	—	(1)	—

Operating income	41	34	37	44	39	(5%)	(11%)	145	154	6%
Less: Tax related items	—	—	—	—	—	—	—	2	—	(100%)

Operating income, before tax related items	$41	$34	$37	$44	$39	(5%)	(11%)	$143	$154	8%

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE

SUPPLEMENTAL DATA

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer/banks	$32	$21	$23	$26	$36	13%	38%	$93	$106	14%
Independent broker-dealer/WFS	18	16	14	17	20	11%	18%	54	67	24%
Life professional/other	20	14	10	13	23	15%	77%	49	60	22%

Total sales by distribution	$70	$51	$47	$56	$79	13%	41%	$196	$233	19%

SALES BY PRODUCT
Variable life	$30	$23	$25	$31	$37	23%	19%	$105	$116	10%
Universal life/whole life	37	24	19	21	38	3%	81%	80	102	28%
Term life/other	3	4	3	4	4	33%	—	11	15	36%

Total sales by product	$70	$51	$47	$56	$79	13%	41%	$196	$233	19%

ACCOUNT VALUE
General account	$3,829	$4,395	$4,425	$4,465	$4,538	19%	2%
Separate account	4,897	4,441	4,567	4,478	4,949	1%	11%

Total account value	$8,726	$8,836	$8,992	$8,943	$9,487	9%	6%

ACCOUNT VALUE BY PRODUCT
Variable life	$4,725	$4,797	$4,934	$4,860	$5,356	13%	10%
Universal life/interest sensitive whole life	3,259	3,297	3,321	3,350	3,402	4%	2%
Modified guaranteed life	655	653	647	641	636	(3%)	(1%)
Other	87	89	90	92	93	7%	1%

Total account value by product	$8,726	$8,836	$8,992	$8,943	$9,487	9%	6%

LIFE INSURANCE IN FORCE
Variable life	$67,031	$67,101	$67,537	$68,051	$69,089	3%	2%
Universal life/interest sensitive whole life	38,320	38,532	38,554	38,717	39,109	2%	1%
Term life	24,302	25,711	27,199	28,795	30,577	26%	6%
Modified guaranteed life	881	872	857	843	827	(6%)	(2%)
Other	264	266	273	280	287	9%	2%

Total life insurance in force	$130,798	$132,482	$134,420	$136,686	$139,889	7%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE

ACCOUNT VALUE ROLLFORWARD

		4Q	1Q	2Q	3Q	4Q
		2003	2004	2004	2004	2004
VARIABLE LIFE	Beginning balance	$4,284	$4,725	$4,797	$4,934	$4,860
	First year & single premiums	69	65	68	78	107
	Renewal premiums	159	139	136	128	151

	Premiums and deposits	228	204	204	206	258
	Change in market value/interest credited	410	44	106	(97)	445
	Surrenders [2]	(82)	(75)	(62)	(75)	(76)
	Death benefits/policy fees	(115)	(101)	(111)	(108)	(131)

	Ending balance	$4,725	$4,797	$4,934	$4,860	$5,356

OTHER [1]	Beginning balance	$3,963	$4,001	$4,039	$4,058	$4,083
	First year & single premiums	70	60	48	54	65
	Renewal premiums	84	83	86	87	105

	Premiums and deposits	154	143	134	141	170
	Change in market value/interest credited	50	48	47	48	53
	Surrenders	(66)	(55)	(56)	(60)	(59)
	Death benefits/policy fees	(100)	(98)	(106)	(104)	(116)

	Ending balance	$4,001	$4,039	$4,058	$4,083	$4,131

TOTAL INDIVIDUAL LIFE	Beginning balance	$8,247	$8,726	$8,836	$8,992	$8,943
	First year & single premiums	139	125	116	132	172
	Renewal premiums	243	222	222	215	256

	Premiums and deposits	382	347	338	347	428
	Change in market value/interest credited	460	92	153	(49)	498
	Surrenders	(148)	(130)	(118)	(135)	(135)
	Death benefits/policy fees	(215)	(199)	(217)	(212)	(247)

	Ending balance	$8,726	$8,836	$8,992	$8,943	$9,487

[1] Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

[2] The fourth quarter 2003 includes return of account value of $16 for a discontinued product.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
Revenues
Premiums and other considerations
ASO fees	$5	$9	$8	$9	$9	80%	—	$19	$35	84%
Mutual fund and other fees	—	1	1	—	—	—	—	1	2	100%

Total fee income	5	10	9	9	9	80%	—	20	37	85%
Direct premiums	578	726	720	746	745	29%	—	2,298	2,937	28%
Reinsurance premiums	7	179	177	159	163	NM	3%	44	678	NM

Total premiums and other considerations	590	915	906	914	917	55%	—	2,362	3,652	55%
Net investment income
Net investment income on G/A assets	56	77	80	82	85	52%	4%	225	324	44%
Net investment income on assigned capital	10	12	13	13	13	30%	—	39	51	31%

Total net investment income	66	89	93	95	98	48%	3%	264	375	42%
Net realized capital gains (losses) [1]	-	-	1	-	-	-	-	(2)	1	NM

Total revenues	656	1,004	1,000	1,009	1,015	55%	1%	2,624	4,028	54%
Benefits and Expenses
Benefits and claims
Death benefits	150	259	232	217	211	41%	(3%)	664	919	38%
Other contract benefits	251	387	396	394	397	58%	1%	1,025	1,574	54%
Change in reserve	49	38	62	60	50	2%	(17%)	173	210	21%

Total benefits and claims	450	684	690	671	658	46%	(2%)	1,862	2,703	45%
Other insurance expenses
Commissions & wholesaling expenses	56	129	123	117	132	136%	13%	234	501	114%
Operating expenses	86	113	109	112	129	50%	15%	297	463	56%
Premium taxes and other expenses	11	19	17	16	17	55%	6%	45	69	53%

Subtotal — expenses before deferral	153	261	249	245	278	82%	13%	576	1,033	79%
Deferred policy acquisition costs	(6)	(9)	(9)	(11)	(15)	(150%)	(36%)	(23)	(44)	(91%)

Total other insurance expense	147	252	240	234	263	79%	12%	553	989	79%
Amortization of deferred policy acquisition costs	5	5	6	7	5	—	(29%)	18	23	28%

Total benefits and expenses	602	941	936	912	926	54%	2%	2,433	3,715	53%
Income before income tax expense	54	63	64	97	89	65%	(8%)	191	313	64%
Income tax expense	13	16	16	27	25	92%	(7%)	43	84	95%

Net income	41	47	48	70	64	56%	(9%)	148	229	55%
Less: Non operating net realized gains (losses), net of tax	—	—	—	—	—	—	—	—	—	—

Operating income	41	47	48	70	64	56%	(9%)	148	229	55%
Less: Tax related items	—	—	—	—	—	—	—	—	—	—

Operating income, before tax related items	$41	$47	$48	$70	$64	56%	(9%)	$148	$229	55%

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
							Year	Sequential	YEAR ENDED
		4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
		2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
PREMIUMS	Fully Insured — Ongoing Premiums
	Group disability	$240	$393	$383	$393	$393	64%	-	$963	$1,562	62%
	Group life	252	415	412	411	417	65%	1%	984	1,655	68%
	Other	93	97	102	100	95	2%	(5%)	355	394	11%

	Total fully insured — ongoing premiums	585	905	897	904	905	55%	—	2,302	3,611	57%

	Total buyouts [1]	—	—	—	1	3	—	NM	40	4	(90%)

	Total premiums	585	905	897	905	908	55%	—	2,342	3,615	54%
	Group disability — premium equivalents [2]	51	62	72	71	65	27%	(8%)	202	270	34%

	Total premiums and premium equivalent claims	$636	$967	$969	$976	$973	53%	—	$2,544	$3,885	53%

SALES (GROSS ANNUALIZED NEW PREMIUMS)	Fully Insured — Ongoing Sales
	Group disability	$39	$139	$35	$39	$24	(38%)	(38%)	$225	$237	5%
	Group life	43	152	58	51	40	(7%)	(22%)	200	301	51%
	Other	11	50	11	17	16	45%	(6%)	82	94	15%

	Total fully insured — ongoing sales	93	341	104	107	80	(14%)	(25%)	507	632	25%

	Total buyouts [1]	16	—	—	3	3	(81%)	—	56	6	(89%)

	Total sales	109	341	104	110	83	(24%)	(25%)	563	638	13%
	Group disability premium equivalents [2]	7	37	8	33	7	—	(79%)	41	85	107%

	Total sales and premium equivalents	$116	$378	$112	$143	$90	(22%)	(37%)	$604	$723	20%

RATIOS [3]	Loss Ratio	76.3%	74.8%	76.2%	73.4%	71.7%	(6%)	(2%)	78.5%	74.0%	(6%)
	Expense Ratio	25.8%	28.1%	27.2%	26.4%	29.3%	14%	11%	24.6%	27.7%	13%

GAAP RESERVES	Group disability	$3,997	$4,042	$4,081	$4,134	$4,178	5%	1%
	Group life	1,282	1,274	1,295	1,291	1,289	1%	-
	Other	200	202	197	206	211	5%	2%

	Total GAAP reserves	$5,479	$5,518	$5,573	$5,631	$5,678	4%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,166	$2,397	$2,548	$2,575	$2,374	10%	(8%)	$9,065	$9,894	9%
Earned premiums [1]	2,265	2,186	2,353	2,474	2,481	10%	—	8,805	9,494	8%
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	67	225	97	(25)	63	(6%)	NM	158	360	128%
Personal Lines	26	106	75	(137)	94	NM	NM	130	138	6%
Specialty Commercial	26	(110)	29	(58)	86	NM	NM	10	(53)	NM

Ongoing Operations underwriting results	119	221	201	(220)	243	104%	NM	298	445	49%
Other Operations [2]	(78)	(65)	(214)	(110)	(59)	24%	46%	(2,840)	(448)	84%

Total Property & Casualty underwriting results [3]	$41	$156	$(13)	$(330)	$184	NM	NM	$(2,542)	$(3)	100%
ONGOING OPERATIONS UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	67.8	66.8	65.2	80.4	63.9	3.9	16.5	68.8	69.2	(0.4)
Prior year [1] [4]	(0.2)	(4.5)	0.7	2.1	1.4	(1.6)	0.7	0.5	0.1	0.4

Total loss and loss adjustment expenses	67.5	62.2	65.8	82.5	65.4	2.1	17.1	69.2	69.3	(0.1)
Expenses	26.8	27.3	25.6	26.1	24.8	2.0	1.3	26.8	25.9	0.9
Policyholder dividends	0.2	0.3	—	0.3	—	0.2	0.3	0.4	0.1	0.3

Combined ratio	94.6	89.8	91.4	108.9	90.2	4.4	18.7	96.5	95.3	1.2

Catastrophe ratio [4]	1.5	(12.2)	2.4	15.6	1.2	0.3	14.4	3.1	2.2	0.9

Combined ratio before catastrophes	93.1	102.0	89.0	93.3	89.0	4.1	4.3	93.4	93.1	0.3
Combined ratio before catastrophes and prior year development	92.6	92.7	88.5	90.5	87.6	5.0	2.9	92.8	89.7	3.1

Total Property & Casualty Income and ROE
Net income (loss)	$237	$341	$203	$24	$342	44%	NM	$(745)	$910	NM
Operating income (loss) [5]	225	297	188	13	331	47%	NM	(898)	829	NM
Impacts of tax related items and 2003 asbestos reserve addition and severance charges	—	—	—	26	—	—	(1.0)	(1,728)	26	NM
Operating income before impacts of tax related items and 2003 asbestos reserve addition and severance charges	225	297	188	(13)	331	47%	NM	830	803	(3%)
Operating income ROE (last 12 months income-equity x-AOCI)	(20.1%)	18.5%	16.6%	12.4%	14.2%	NM	1.8
Operating income ROE (last 12 months income-equity x-AOCI) before impacts of tax related items and the impact 2003 asbestos reserve addition and severance charges [6]	15.2%	17.1%	16.6%	11.9%	13.7%	(1.5)	1.8

	PROPERTY & CASUALTY
	Dec. 31,	Dec. 31,
	2003	2004	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions)	$5.9	$6.4	.5
Hartford Fire premium to adjusted surplus ratio	1.5	1.5	—

[1]	Earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Ongoing Operations prior year loss and loss adjustment expenses for the quarter ended March 31, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims.

[2]	During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of thi June 30, 2004 includes a reduction in the net reinsurance recoverable by $181, before tax, and $118 after-tax. The quarter ended September 30, 2004 includes environmental reserve strengthening of $75, before tax, and $49, after-tax.

[3]	Includes catastrophes of $29, before tax, for the quarter ended December 31, 2004 and $507, before tax and the net reserve release of $395 related to September 11, for the year ended December 31, 2004. Catastrophe losses for the quarter ended September 3 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

[5]	Operating income for Property & Casualty before the impacts of the $90 decrease in estimated earned premiums on retrospectively-rated policies and prior year loss development is $322 for the quarter ended March 31, 2004 and $1,157 for the year ended December 31, 2004.

[6]	The March 31, 2004 ratio reflects the equity impact of the May 2003 capital contribution in beginning equity.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
						Year	Sequential		YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter		DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,166	$2,397	$2,548	$2,575	$2,374	10%	(8%)	$9,065	$9,894	9%
Change in reserve	(99)	211	195	101	(107)	(8%)	NM	260	400	54%

Earned premiums [1] [2]	2,265	2,186	2,353	2,474	2,481	10%	—	8,805	9,494	8%

Loss and loss adjustment expenses
Current year	1,552	1,469	1,535	1,996	1,590	2%	(20%)	6,102	6,590	8%
Prior year [1]	50	(51)	221	144	100	100%	(31%)	220	414	88%

Total loss and loss adjustment expenses [3]	1,602	1,418	1,756	2,140	1,690	5%	(21%)	6,322	7,004	11%
Underwriting expenses	617	605	611	657	608	(1%)	(7%)	2,387	2,481	4%
Dividends to policyholders	5	7	(1)	7	(1)	NM	NM	34	12	(65%)

Underwriting results	41	156	(13)	(330)	184	NM	NM	62	(3)	NM
Net servicing income	(7)	9	21	10	2	NM	(80%)	8	42	NM
Net investment income	308	311	295	309	333	8%	8%	1,172	1,248	6%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	4	4	3	1	1	(75%)	—	18	9	(50%)
Other expenses	(42)	(68)	(60)	(53)	(54)	(29%)	(2%)	(173)	(235)	(36%)
Income tax expense	(79)	(115)	(58)	50	(135)	(71%)	NM	(257)	(258)	—

Operating income, before impacts of tax related items and 2003 asbestos reserve addition and severance charges	225	297	188	(13)	331	47%	NM	830	803	(3%)
Tax related items [4]	—	—	—	26	—	—	(100%)	—	26	—
Severance charges	—	—	—	—	—	—	—	(27)	—	100%
2003 asbestos reserve addition	—	—	—	—	—	—	—	(1,701)	—	100%

Operating income (loss)	225	297	188	13	331	47%	NM	(898)	829	NM
Add: Net realized capital gains, after-tax	15	47	16	12	12	(20%)	—	165	87	(47%)
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax	3	3	1	1	1	(67%)	—	12	6	(50%)

Net income (loss)	$237	$341	$203	$24	$342	44%	NM	$(745)	$910	NM

Total Property & Casualty effective tax rate — net income	26.9%	28.8%	24.8%	NM	29.0%	2.1	NM	NM	23.2%	NM
Total Property & Casualty effective tax rate — operating income	26.3%	27.8%	23.8%	NM	28.8%	2.5	NM	NM	21.8%	NM

[1]	Earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The quarter ended March 31, 2004 includes a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance. The quarter ended June 30, 2004 includes a reduction in net reinsurance recoverables of $181. The quarter ended September 30, 2004 includes environmental reserve strengthening of $75, before tax, and $49, after-tax.

[2]	Earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[3]	Includes catastrophes of $29, before tax, for the quarter ended December 31, 2004 and $507, before tax and the net reserve release of $395 related to September 11, for the year ended December 31, 2004. Catastrophe losses for the quarter ended September 30, 2004 includes losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Tax benefit related to the audit settlement of tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATING UNDERWRITING RESULTS

FOR THE FOURTH QUARTER ENDED DECEMBER 31, 2004

					Total	Total
	Business	Personal	Specialty	Ongoing	Other	Property &
	Insurance	Lines	Commercial	Operations	Operations	Casualty
UNDERWRITING RESULTS

Written premiums	$1,157	$856	$360	$2,373	$1	$2,374
Change in reserve	32	(26)	(112)	(106)	(1)	(107)

Earned premiums	1,125	882	472	2,479	2	2,481

Loss and loss adjustment expenses				309	309	309
Current year	687	591	309	1,587	3	1,590
Prior year	41	(4)	(2)	35	65	100

Total loss and loss adjustment expenses [1]	728	587	307	1,622	68	1,690

Underwriting expenses	337	201	77	615	(7)	608
Dividends to policyholders	(3)	—	2	(1)	—	(1)

Underwriting results	$63	$94	$86	$243	$(59)	$184

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	61.0	67.1	64.9	63.9
Prior year [2]	3.7	(0.4)	(0.4)	1.4

Total loss and loss adjustment expenses	64.7	66.7	64.5	65.4

Expenses	29.9	22.6	16.9	24.8
Policyholder dividends	(0.2)	—	0.5	—

Combined ratio	94.4	89.3	81.8	90.2

Catastrophe ratio [2]	1.0	(0.3)	4.2	1.2

Combined ratio before catastrophes	93.4	89.6	77.6	89.0

Combined ratio before catastrophes and prior year development [2]	89.7	90.0	78.0	87.6

[1]	Total Property & Casualty includes catastrophes, before tax, of $29 for the quarter ended December 31, 2004. Refer to the respective segment underwriting pages for catastrophe losses by segment.

[2]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATING UNDERWRITING RESULTS

FOR THE YEAR ENDED DECEMBER 31, 2004

						Total
	Business	Personal	Specialty	Ongoing	Other	Property &
	Insurance	Lines	Commercial	Operations	Operations	Casualty
UNDERWRITING RESULTS

Written premiums	$4,575	$3,557	$1,772	$9,904	$(10)	$9,894
Change in reserve	276	112	46	434	(34)	400

Earned premiums [1] [2]	4,299	3,445	1,726	9,470	24	9,494

Loss and loss adjustment expenses
Current year	2,700	2,509	1,345	6,554	36	6,590
Prior year [3]	(67)	3	69	5	409	414

Total loss and loss adjustment expenses [4]	2,633	2,512	1,414	6,559	445	7,004

Underwriting expenses	1,296	795	363	2,454	27	2,481
Dividends to policyholders	10	-	2	12	-	12

Underwriting results	$360	$138	$(53)	$445	$(448)	$(3)

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	62.8	72.8	77.9	69.2
Prior year [3] [5]	(1.6)	0.1	4.0	0.1

Total loss and loss adjustment expenses	61.2	72.9	81.9	69.3

Expenses	30.1	23.1	21.1	25.9
Policyholder dividends	0.2	-	0.1	0.1

Combined ratio	91.6	96.0	103.1	95.3

Catastrophe ratio [5]	(0.9)	7.4	(0.4)	2.2

Combined ratio before catastrophes	92.5	88.6	103.5	93.1
Combined ratio before catastrophes
and prior year development	89.7	88.2	92.8	89.7

[1]	In the quarter ended March 31, 2004, Specialty Commercial earned premiums were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Before considering the earned premium adjustment, the full year 2004 combined ratio before catastrophes and prior year development is as follows:

Combined ratio before catastrophes, prior year development and earned premium adjustment	89.7	88.2	88.2	88.9

[2]	Ongoing Operations earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17. Refer to the respective segment underwriting pages for catastrophe treaty reinstatement premium by segment.

[3]	Includes a first quarter 2004 net reserve release related to September 11 of $175 in Business Insurance, $7 in Personal Lines, $116 in Specialty Commercial and $97 in Other Operations, an increase in reserves of $167 for construction defects claims in Specialty Commercial and $23 in Business Insurance and an increase in assumed casualty reinsurance reserves of $130 in Other Operations. Other Operations includes a second quarter 2004 reduction in net reinsurance recoverable of $181 and a third quarter 2004 environmental reserve strengthening of $75. See page PC-5 for the impact of these items and other prior year development on underwriting ratios.

[4]	Total Property & Casualty includes catastrophes of $507, before tax and the net reserve release of $395 related to September 11, for the year ended December 31, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Refer to the respective segment underwriting pages for catastrophe losses by segment.

[5]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATING UNDERWRITING RESULTS, AS ADJUSTED [1]

FOR THE YEAR ENDED DECEMBER 31, 2004

						Total
	Business	Personal	Specialty	Ongoing	Other	Property &
	Insurance	Lines	Commercial	Operations	Operations	Casualty
UNDERWRITING RESULTS, AS ADJUSTED [1]

Written premiums	$4,575	$3,557	$1,772	$9,904	$(10)	$9,894
Change in reserve	276	112	(44)	344	(34)	310

Earned premiums [2]	4,299	3,445	1,816	9,560	24	9,584

Loss and loss adjustment expenses
Current year	2,700	2,509	1,345	6,554	36	6,590
Prior year	—	—	—	—	—	—

Total loss and loss adjustment expenses [2]	2,700	2,509	1,345	6,554	36	6,590
Underwriting expenses	1,296	795	363	2,454	27	2,481
Dividends to policyholders	10	-	2	12	-	12

Underwriting results, as adjusted	$293	$141	$106	$540	$(39)	$501

Retrospectively-rated policies earned premium adjustment	-	-	(90)	(90)	-	(90)
September 11 net reserve release	175	7	116	298	97	395
Construction defects claims reserve strengthening	(23)	-	(167)	(190)	-	(190)
Assumed casualty reinsurance reserve strengthening [3]	-	-	-	-	(170)	(170)
Change in reinsurance ceded, net	-	-	-	-	(181)	(181)
Environmental reserve strengthening	-	-	-	-	(75)	(75)
Other prior year development	(85)	(10)	(18)	(113)	(80)	(193)

Underwriting results	$360	$138	$(53)	$445	$(448)	$(3)

UNDERWRITING RATIOS, AS ADJUSTED [1]
Loss and loss adjustment expenses
Current year	62.8	72.8	74.0	68.5
Prior year	—	—	—	—

Total loss and loss adjustment expenses	62.8	72.8	74.0	68.5
Expenses	30.1	23.1	20.1	25.7
Policyholder dividends	0.2	-	0.1	0.1

Combined ratio	93.2	95.9	94.2	94.3

Catastrophe ratio	3.4	7.7	6.0	5.5

Combined ratio before catastrophes	89.7	88.2	88.2	88.9

[1]	Adjusted to exclude a decrease in estimated earned premiums on retrospectively-rated policies and prior year loss development. Prior year loss development includes the net reserve release related to September 11, an increase in reserves for construction defect claims, an increase in reserves for assumed casualty reinsurance, change in reinsurance ceded, net, an increase in evironmental reserves, and other prior year loss development. The as adjusted underwriting results and ratios are non-GAAP financial measures because they exclude the effect of prior year development and the reduction in earned premiums relating to retrospectively-rated policies. The Company has included these results and ratios as an additional measure of the performance of the Company’s Property & Casualty current operations, because they exclude the effect of items relating to prior periods. A reconciliation of the as adjusted underwriting results, on which the as adjusted ratios are based, to the Company’s GAAP underwriting results is set forth above.

[2]	Total Property and Casualty includes catastrophes of $507, before tax and the net reserve release of $395 related to September 11, for the year ended December 31, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[3]	Includes increase in assumed casualty reinsurance reserves of $130 for the first quarter ended March 31, 2004 and $40 for the fourth quarter ended December 31, 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY

ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
UNDERWRITING RESULTS
Written premiums	$2,147	$2,398	$2,552	$2,581	$2,373	11%	(8%)	$8,841	$9,904	12%
Change in reserve	(58)	224	213	103	(106)	(83%)	NM	406	434	7%

Earned premiums [1]	2,205	2,174	2,339	2,478	2,479	12%	—	8,435	9,470	12%

Loss and loss adjustment expenses
Current year	1,495	1,452	1,524	1,991	1,587	6%	(20%)	5,800	6,554	13%
Prior year [2]	(5)	(99)	16	53	35	NM	(34%)	40	5	(88%)

Total loss and loss adjustment expenses [3]	1,490	1,353	1,540	2,044	1,622	9%	(21%)	5,840	6,559	12%

Underwriting expenses	591	593	599	647	615	4%	(5%)	2,263	2,454	8%
Dividends to policyholders	5	7	(1)	7	(1)	NM	NM	34	12	(65%)

Underwriting results	$119	$221	$201	$(220)	$243	104%	NM	$298	$445	49%

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	67.8	66.8	65.2	80.4	63.9	3.9	16.5	68.8	69.2	(0.4)
Prior year [2] [4]	(0.2)	(4.5)	0.7	2.1	1.4	(1.6)	0.7	0.5	0.1	0.4

Total loss and loss adjustment expenses	67.5	62.2	65.8	82.5	65.4	2.1	17.1	69.2	69.3	(0.1)

Expenses [1]	26.8	27.3	25.6	26.1	24.8	2.0	1.3	26.8	25.9	0.9
Policyholder dividends	0.2	0.3	—	0.3	—	0.2	0.3	0.4	0.1	0.3

Combined ratio	94.6	89.8	91.4	108.9	90.2	4.4	18.7	96.5	95.3	1.2

Catastrophe ratio [4]	1.5	(12.2)	2.4	15.6	1.2	0.3	14.4	3.1	2.2	0.9

Combined ratio before catastrophes	93.1	102.0	89.0	93.3	89.0	4.1	4.3	93.4	93.1	0.3

Combined ratio before catastrophes and prior year development [1] [3]	92.6	92.7	88.5	90.5	87.6	5.0	2.9	92.8	89.7	3.1

[1]	Earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums for the quarter ended September 30, 2004 include catastrophe treaty reinstatement premium of $17.

[2]	The quarter ended March 31, 2004 includes a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims.

[3]	Includes catastrophes of $28, before tax, for the quarter ended December 31, 2004 and $506, before tax and the net reserve release of $298 related to September 11, for the year ended December 31, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY

BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
UNDERWRITING RESULTS

Written premiums	$1,006	$1,136	$1,134	$1,148	$1,157	15%	1%	$3,957	$4,575	16%
Change in reserve	34	118	73	53	32	(6%)	(40%)	261	276	6%

Earned premiums [1] [2]	972	1,018	1,061	1,095	1,125	16%	3%	3,696	4,299	16%

Loss and loss adjustment expenses
Current year	592	626	634	753	687	16%	(9%)	2,346	2,700	15%
Prior year	(6)	(147)	9	30	41	NM	37%	(6)	(67)	NM

Total loss and loss adjustment expenses [3]	586	479	643	783	728	24%	(7%)	2,340	2,633	13%

Underwriting expenses	317	310	316	333	337	6%	1%	1,174	1,296	10%
Dividends to policyholders	2	4	5	4	(3)	NM	NM	24	10	(58%)

Underwriting results	$67	$225	$97	$(25)	$63	(6%)	NM	$158	$360	128%

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	60.8	61.6	59.6	68.8	61.0	(0.2)	7.8	63.5	62.8	0.7
Prior year [4]	(0.6)	(14.5)	0.8	2.8	3.7	(4.3)	(0.9)	(0.2)	(1.6)	1.4

Total loss and loss adjustment expenses	60.2	47.1	60.4	71.6	64.7	(4.5)	6.9	63.3	61.2	2.1

Expenses	32.7	30.3	30.0	30.3	29.9	2.8	0.4	31.8	30.1	1.7
Policyholder dividends	0.2	0.4	0.4	0.4	(0.2)	0.4	0.6	0.6	0.2	0.4

Combined ratio	93.1	77.9	90.8	102.3	94.4	(1.3)	7.9	95.7	91.6	4.1

Catastrophe ratio [4]	0.7	(15.4)	1.7	8.1	1.0	(0.3)	7.1	2.7	(0.9)	3.6

Combined ratio before catastrophes	92.4	93.4	89.1	94.2	93.4	(1.0)	0.8	93.0	92.5	0.5

Combined ratio before catastrophes and
prior year development	92.3	90.3	88.3	90.7	89.7	2.6	1.0	93.0	89.7	3.3

[1]	The quarter ended March 31, 2004 includes a net reserve release of $175 related to September 11 and an increase in reserves of $23 for construction defects claims. Other prior year development in 2004 includes an increase in reserves of $5 for the first quarter ended March 31, 2004 and $85 for the year ended December 31, 2004. The following table shows underwriting ratios for the quarter ended March 31, 2004 and year ended December 31, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	61.6	62.8
Prior year	—	—

Total loss and loss adjustment expenses	61.6	62.8

Expenses	30.3	30.1
Policyholder dividends	0.4	0.2

Combined ratio	92.4	93.2

Catastrophe ratio	2.1	3.4

Combined ratio before catastrophes	90.3	89.7

Combined ratio before catastrophes and prior year development	90.3	89.7

[2]	Earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $6.

[3]	Includes catastrophes of $11, before tax, for the quarter ended December 31, 2004 and $136, before tax and the net reserve release of $175 related to September 11, for the year ended December 31, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change

WRITTEN PREMIUMS [1]

Small Commercial	$469	$560	$577	$549	$569	21%	4%	$1,862	$2,255	21%
Middle Market	537	576	557	599	588	9%	(2%)	2,095	2,320	11%

Total	$1,006	$1,136	$1,134	$1,148	$1,157	15%	1%	$3,957	$4,575	16%

EARNED PREMIUMS [1]

Small Commercial	$461	$481	$521	$526	$549	19%	4%	$1,782	$2,077	17%
Middle Market	511	537	540	569	576	13%	1%	1,914	2,222	16%

Total	$972	$1,018	$1,061	$1,095	$1,125	16%	3%	$3,696	$4,299	16%

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
UNDERWRITING RESULTS

Written premiums	$803	$836	$945	$920	$856	7%	(7%)	$3,272	$3,557	9%
Change in reserve	(16)	1	84	53	(26)	(63%)	NM	91	112	23%

Earned premiums [1]	819	835	861	867	882	8%	2%	3,181	3,445	8%

Loss and loss adjustment expenses
Current year	599	533	588	797	591	(1%)	(26%)	2,324	2,509	8%
Prior year [2]	(6)	1	4	2	(4)	33%	NM	(6)	3	NM

Total loss and loss adjustment expenses [3]	593	534	592	799	587	(1%)	(27%)	2,318	2,512	8%

Underwriting expenses	200	195	194	205	201	—	(2%)	733	795	8%

Underwriting results	$26	$106	$75	$(137)	$94	NM	NM	$130	$138	6%

UNDERWRITING RATIOS
Loss and loss adjustment expenses Current year	73.3	64.0	68.1	91.9	67.1	6.2	24.8	73.1	72.8	0.3
Prior year [2] [4]	(0.7)	0.1	0.5	0.2	(0.4)	(0.3)	0.6	(0.2)	0.1	(0.3)

Total loss and loss adjustment expenses	72.6	64.1	68.6	92.1	66.7	5.9	25.4	72.9	72.9	—
Expenses	24.3	23.3	22.6	23.7	22.6	1.7	1.1	23.0	23.1	(0.1)

Combined ratio	96.8	87.4	91.3	115.8	89.3	7.5	26.5	95.9	96.0	(0.1)

Catastrophe ratio [4]	2.7	0.8	3.7	25.1	(0.3)	3.0	25.4	4.1	7.4	(3.3)

Combined ratio before catastrophes	94.2	86.6	87.6	90.6	89.6	4.6	1.0	91.8	88.6	3.2

Combined ratio before catastrophes and prior year development	93.8	86.1	87.2	89.4	90.0	3.8	(0.6)	91.7	88.2	3.5

COMBINED RATIO
Automobile	101.9	90.1	95.2	98.9	98.5	3.4	0.4	98.0	95.7	2.3
Homeowners	80.1	78.7	79.0	171.5	60.2	19.9	111.3	88.8	96.8	(8.0)

Total	96.8	87.4	91.3	115.8	89.3	7.5	26.5	95.9	96.0	(0.1)

[1]	Earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $7.

[2]	The quarter ended March 31, 2004 includes a net reserve release of $7 related to September 11.

[3]	Includes catastrophes of $(3), before tax, for the quarter ended December 31, 2004 and $260, before tax and the net reserve release of $7 related to September 11, for the year ended December 31, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$504	$523	$604	$583	$534	6%	(8%)	$2,066	$2,244	9%
Other Affinity	35	34	33	30	31	(11%)	3%	148	128	(14%)
Agency	205	210	243	248	241	18%	(3%)	804	942	17%
Omni	59	69	65	59	50	(15%)	(15%)	254	243	(4%)

Total	$803	$836	$945	$920	$856	7%	(7%)	$3,272	$3,557	9%

EARNED PREMIUMS [1]

AARP	$510	$520	$536	$540	$550	8%	2%	$1,956	$2,146	10%
Other Affinity	38	36	35	34	33	(13%)	(3%)	163	138	(15%)
Agency	208	215	225	229	238	14%	4%	807	907	12%
Omni	63	64	65	64	61	(3%)	(5%)	255	254	—

Total	$819	$835	$861	$867	$882	8%	2%	$3,181	$3,445	8%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$611	$649	$706	$685	$645	6%	(6%)	$2,508	$2,685	7%
Homeowners	192	187	239	235	211	10%	(10%)	764	872	14%

Total	$803	$836	$945	$920	$856	7%	(7%)	$3,272	$3,557	9%

EARNED PREMIUMS [1]

Automobile	$630	$633	$653	$665	$671	7%	1%	$2,458	$2,622	7%
Homeowners	189	202	208	202	211	12%	4%	723	823	14%

Total	$819	$835	$861	$867	$882	8%	2%	$3,181	$3,445	8%

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

							Year Over
							Year	Sequential	YEAR ENDED
		4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
		2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
UNDERWRITING RESULTS

	Written premiums	$338	$426	$473	$513	$360	7%	(30%)	$1,612	$1,772	10%
	Change in reserve	(76)	105	56	(3)	(112)	(47%)	NM	54	46	(15%)

	Earned premiums [1] [2]	414	321	417	516	472	14%	(9%)	1,558	1,726	11%

	Loss and loss adjustment expenses
	Current year	304	293	302	441	309	2%	(30%)	1,130	1,345	19%
	Prior year	7	47	3	21	(2)	NM	NM	52	69	33%

	Total loss and loss adjustment expenses [3]	311	340	305	462	307	(1%)	(34%)	1,182	1,414	20%
	Underwriting expenses	74	88	89	109	77	4%	(29%)	356	363	2%
	Dividends to policyholders	3	3	(6)	3	2	(33%)	(33%)	10	2	(80%)

	Underwriting results	$26	$(110)	$29	$(58)	$86	NM	NM	$10	$(53)	NM

UNDERWRITI	NG RATIOS [1]
	Loss and loss adjustment expenses Current year	73.2	90.3	73.2	85.9	64.9	8.3	21.0	72.5	77.9	(5.4)
	Prior year [4]	1.7	14.9	0.6	3.9	(0.4)	2.1	4.3	3.3	4.0	(0.7)

	Total loss and loss adjustment expenses	74.9	105.2	73.8	89.8	64.5	10.4	25.3	75.8	81.9	(6.1)
	Expenses	17.9	28.1	20.4	21.3	16.9	1.0	4.4	22.9	21.1	1.8
	Policyholder dividends	0.7	0.8	(1.2)	0.4	0.5	0.2	(0.1)	0.7	0.1	0.6

	Combined ratio	93.5	134.1	93.1	111.4	81.8	11.7	29.6	99.3	103.1	(3.8)

	Catastrophe ratio [4]	1.0	(35.6)	1.6	15.7	4.2	(3.2)	11.5	1.7	(0.4)	2.1

	Combined ratio before catastrophes	92.5	169.7	91.5	95.7	77.6	14.9	18.1	97.6	103.5	(5.9)
	Combined ratio before catastrophes and prior year development [1]	91.0	117.5	91.7	91.9	78.0	13.0	13.9	94.3	92.8	1.5

[1]	Specialty Commercial earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The quarter ended March 31, 2004 also include a net reserve release of $116 related to September 11 and an increase in reserves of $167 for construction defects claims. Other prior year loss development in 2004 includes a decrease in reserves of $4 for the first quarter ended March 31, 2004 and an increase in reserves of $18 for the year ended December 31, 2004. The following table shows underwriting ratios for the quarter ended March 31, 2004 and year ended December 31, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	70.5	74.0
Prior year	—	—

Total loss and loss adjustment expenses	70.5	74.0
Expenses	21.9	20.1
Policyholder dividends	0.6	0.1

Combined ratio	93.0	94.2

Catastrophe ratio	1.3	6.0

Combined ratio before catastrophes	91.7	88.2
Combined ratio before catastrophes and prior year development	91.7	88.2

[2] Earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $4.

[3] Includes catastrophes of $20, before tax, for the quarter ended December 31, 2004 and $110, before tax and the net reserve release of $116 related to September 11, for the year ended December 31, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
WRITTEN PREMIUMS [1]

Property	$80	$83	$122	166	$72	(10%)	(57%)	$440	$443	1%
Casualty	155	192	182	197	172	11%	(13%)	670	743	11%
Bond	39	48	50	51	48	23%	(6%)	162	197	22%
Professional Liability	88	78	85	86	93	6%	8%	324	342	6%
Other	(24)	25	34	13	(25)	(4%)	NM	16	47	194%

Total	$338	$426	$473	513	$360	7%	(30%)	$1,612	$1,772	10%

EARNED PREMIUMS [1]

Property	$104	$87	$99	157	$118	13%	(25%)	$429	$461	7%
Casualty [2]	161	81	163	193	198	23%	3%	615	635	3%
Bond	42	44	49	47	48	14%	2%	152	188	24%
Professional Liability	83	82	82	84	87	5%	4%	296	335	13%
Other	24	27	24	35	21	(13%)	(40%)	66	107	62%

Total	$414	$321	$417	$516	$472	14%	(9%)	$1,558	$1,726	11%

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2] Earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

	4Q	1Q	2Q	3Q	4Q
	2003	2004	2004	2004	2004
Written Price Increases

Business Insurance	6%	4%	3%	1%	2%
Personal Lines Automobile	7%	4%	4%	3%	3%
Personal Lines Homeowners	11%	10%	9%	8%	8%

Premium Retention
Business Insurance	84%	84%	85%	86%	85%
Personal Lines Automobile	88%	88%	88%	90%	89%
Personal Lines Homeowners	98%	101%	101%	101%	96%

New Business % to Net Written Premium
Business Insurance	26%	26%	24%	25%	26%
Personal Lines Automobile	17%	18%	18%	18%	16%
Personal Lines Homeowners	12%	12%	13%	14%	14%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY & CASUALTY OTHER OPERATIONS UNDERWRITING RESULTS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
UNDERWRITING RESULTS
Written premiums	$19	$(1)	$(4)	$(6)	$1	(95%)	NM	$224	$(10)	NM
Change in reserve	(41)	(13)	(18)	(2)	(1)	98%	50%	(146)	(34)	77%

Earned premiums	60	12	14	(4)	2	(97%)	NM	370	24	(94%)

Loss and loss adjustment expenses
Current year	57	17	11	5	3	(95%)	(40%)	302	36	(88%)
Prior year [1]	55	48	205	91	65	18%	(29%)	2,784	409	(85%)

Total loss and loss adjustment expenses	112	65	216	96	68	(39%)	(29%)	3,086	445	(86%)

Underwriting expenses	26	12	12	10	(7)	NM	NM	124	27	(78%)

Underwriting results	$(78)	$(65)	$(214)	$(110)	$(59)	24%	46%	$(2,840)	$(448)	84%

[1]	The quarter ended March 31, 2004 includes a net reserve release of $97 related to September 11 and an increase of $130 for assumed casualty reinsurance reserves. During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181. The quarter ended September 30, 2004 includes environmental reserve strengthening of $75. The quarter ended December 31, 2004 includes an increase of $40 for assumed casualty reinsurance reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY & CASUALTY OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES

For the Fourth Quarter Ended December 31, 2004	Asbestos	Environmental	All Other [1] [2]	Total
Beginning liability — net [3] [4]	$2,482	$414	$2,529	$5,425
Claims and claim adjustment expenses incurred	32	5	36	73
Claims and claim adjustment expenses paid	(30)	(25)	(51)	(106)

Ending liability – net [3] [4]	$2,484 [7]	$394	$2,514	$5,392

For the Twelve Months Ended December 31, 2004	Asbestos	Environmental	All Other [1] [2]	Total
Beginning liability — net [3] [4]	$3,794	$408	$2,392	$6,594
Claims and claim adjustment expenses incurred [5]	222	86	150	458
Claims and claim adjustment expenses paid [6]	(1,202)	(90)	(368)	(1,660)
Reclassification of allowance for uncollectible reinsurance	(330)	(10)	340	—

Ending liability – net [3] [4]	$2,484 [7]	$394	$2,514	$5,392

[1]	Includes unallocated loss adjustment expense reserves and allowance for uncollectible reinsurance.

[2]	The financial results of the Company’s Reinsurance operations are reported in Other Operations.

[3]	Liabilities include asbestos and environmental reserves reported in Ongoing Operations of $13 and $9, respectively, as of December 31, 2004 and September 30, 2004, and $11 and $8, respectively, as of December 31, 2003. The total net claim and claim adjustment expenses incurred for the quarter and twelve months ended December 31, 2004 includes $5 and $13, respectively, related to asbestos and environmental claims reported in Ongoing Operations.

[4]	Gross of reinsurance, asbestos and environmental reserves were $4,322 and $501, respectively, as of December 31, 2004 and $5,884 and $542, respectively, as of December 31, 2003.

[5]	Includes 2004 second quarter $181 provision associated with the evaluation of reinsurance recoverable asset.

[6]	Asbestos payments include payments pursuant to the MacArthur settlement.

[7]	The one year and average three year net paid amounts for asbestos claims are $1,202 and $504, respectively, resulting in a one year net survival ratio of 2.1 (15.2 excluding the MacArthur payments) and a three year net survival ratio of 5.0 (16.5 excluding the MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY & CASUALTY
PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos		Environmental
	Paid	Incurred	Paid	Incurred
For the Fourth Quarter Ended December 31, 2004	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$127	$5	$18	$2
Assumed — Domestic	24	—	8	—
London Market	8	—	4	—

Total	159	5	30	2
Ceded	(129)	27	(5)	3

Net	$30	$32	$25	$5

	Asbestos		Environmental
	Paid	Incurred	Paid	Incurred
For the Twelve Months Ended December 31, 2004	Loss & LAE [1]	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$1,491	$(13)	$87	$83
Assumed — Domestic	66	30	18	—
London Market	22	—	19	—

Total	1,579	17	124	83
Ceded	(377)	205	(34)	3

Net	$1,202	$222	$90	$86

[1] Reflects payments pursuant to the MacArthur settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Quarter Ended December 31, 2004
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 10/1/04 - gross	$5,742	$2,144	$5,590	$13,476	$7,838	$21,314
Reinsurance and other recoverables	364	219	2,150	2,733	2,435	5,168

Liabilities for unpaid claims and claim adjustment expenses at 10/1/04 - net	5,378	1,925	3,440	10,743	5,403	16,146

Provision for unpaid claims and claim adjustment expenses
Current year	687	591	309	1,587	3	1,590
Prior year	41	(4)	(2)	35	65	100

Total provision for unpaid claims and claim adjustment expenses	728	587	307	1,622	68	1,690

Payments	(523)	(702)	(319)	(1,544)	(101)	(1,645)

Liabilities for unpaid claims and claim adjustment expenses at 12/31/04 - net	5,583	1,810	3,428	10,821	5,370	16,191
Reinsurance and other recoverables	474	190	2,091	2,755	2,383	5,138

Liabilities for unpaid claims and claim adjustment expenses at 12/31/04 - gross	$6,057	$2,000	$5,519	$13,576	$7,753	$21,329

Earned premiums	$1,125	$882	$472	$2,479	$2	$2,481
Loss and loss expense paid ratio [1]	46.6	79.5	66.2	62.1
Loss and loss expense incurred ratio	64.7	66.7	64.5	65.4
Prior accident year development (pts.)	3.7	(0.4)	(0.4)	1.4

[1] The fourth quarter loss and loss expense paid ratio reflects significant payments during the fourth quarter on the third quarter hurricanes.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Year Ended December 31, 2004
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations [3]	P&C
Liabilities for unpaid claims and claim adjustment expenses at 1/1/04 - gross	$5,296	$1,733	$5,148	$12,177	$9,538	$21,715
Reinsurance and other recoverables	395	43	2,096	2,534	2,963	5,497

Liabilities for unpaid claims and claim adjustment expenses at 1/1/04 - net	4,901	1,690	3,052	9,643	6,575	16,218

Provision for unpaid claims and claim adjustment expenses
Current year	2,700	2,509	1,345	6,554	36	6,590
Prior year [1]	(67)	3	69	5	409	414

Total provision for unpaid claims and claim adjustment expenses	2,633	2,512	1,414	6,559	445	7,004

Payments [2]	(1,951)	(2,392)	(1,038)	(5,381)	(1,650)	(7,031)

Liabilities for unpaid claims and claim adjustment expenses at 12/31/04 - net [1]	5,583	1,810	3,428	10,821	5,370	16,191
Reinsurance and other recoverables	474	190	2,091	2,755	2,383	5,138

Liabilities for unpaid claims and claim adjustment expenses at 12/31/04 - gross [1]	$6,057	$2,000	$5,519	$13,576	$7,753	$21,329

Earned premiums	$4,299	$3,445	$1,726	$9,470	$24	$9,494
Loss and loss expense paid ratio	45.4	69.4	59.9	56.8
Loss and loss expense incurred ratio	61.2	72.9	81.9	69.3
Prior accident year development (pts.)	(1.6)	0.1	4.0	0.1

[1]	The year ended December 31, 2004 included a $181 provision associated with the evaluation of the reinsurance recoverable asset and a $75 provision associated with environmental reserve strengthening. The year ended December 31, 2004 also included a net reserve release related to September 11 of $175 in Business Insurance, $7 in Personal Lines, $116 in Specialty Commercial and $97 in Other Operations, an increase of $190 for construction defects claims, an increase in assumed casualty reinsurance reserves of $170, and offsetting strengthening in large deductible workers compensation reserves and release in other liability reserves, each approximately $150.

[2]	Other Operations reflects payments pursuant to the MacArthur settlement.

[3]	The financial results of the Company’s Reinsurance operations are reported in Other Operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	December 31,	December 31,
	2004	2003

Gross Reinsurance Recoverable [1]
Paid Loss and Loss Adjustment Expense	$646	$446
Unpaid Loss and Loss Adjustment Expense	4,913	5,289

Subtotal Gross Reinsurance Recoverable	5,559	5,735

Less: Allowance for Uncollectible Reinsurance	(374)	(381)

Net Property & Casualty Reinsurance Recoverable	$5,185	$5,354

Distribution of Net Recoverable as of December 31, 2004

		% of	% of Rated
	Amount	Total	Companies

Net Property & Casualty Reinsurance Recoverables	$5,185

Less: Mandatory (Assigned Risk) Pools	(433)

Net P&C Reinsurance Recoverable Excluding Mandatory Pools	$4,752

Rated A- (Excellent) or better by A.M. Best [2]	$3,134	66.0%	93.1%
Other Rated by A.M. Best [2]	231	4.9%	6.9%

Total Rated Companies	3,365	70.9%	100.0%

Voluntary Pools	227	4.8%
Captives	150	3.2%
Other Not Rated Companies	1,010	21.1%

Total	$4,752	100.0%

[1]	Net of commutations, settlements and known insolvencies.

[2]	Based on A.M. Best ratings as of December 31, 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY AND CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change

Earned premiums	$2,265	$2,186	$2,353	$2,474	$2,481	10%	—	$8,805	$9,494	8%
Net investment income	308	311	295	309	333	8%	8%	1,172	1,248	6%
Other revenues	110	104	117	107	108	(2%)	1%	428	436	2%
Net realized capital gains	23	71	27	18	17	(26%)	(6%)	253	133	(47%)

TOTAL REVENUES	2,706	2,672	2,792	2,908	2,939	9%	1%	10,658	11,311	6%

Benefits, claims and claim adjustment expenses [1] [2] [3]	1,602	1,418	1,756	2,140	1,690	5%	(21%)	8,926	7,004	(22%)
Amortization of deferred policy acquisition costs	428	446	455	471	478	12%	1%	1,642	1,850	13%
Insurance operating costs and expenses	194	166	155	193	129	(34%)	(33%)	779	643	(17%)
Other expenses [4]	159	163	156	150	160	1%	7%	634	629	(1%)

Total benefits and expenses	2,383	2,193	2,522	2,954	2,457	3%	(17%)	11,981	10,126	(15%)

Income (loss) before income taxes	323	479	270	(46)	482	49%	NM	(1,323)	1,185	NM

Income tax expense (benefit) [5]	86	138	67	(70)	140	63%	NM	(578)	275	NM

Net income (loss)	237	341	203	24	342	44%	NM	(745)	910	NM

Less: Net realized capital gains, after-tax	15	47	16	12	12	(20%)	—	165	87	(47%)
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	3	3	1	1	1	(67%)	—	12	6	(50%)

Operating income (loss)	$225	$297	$188	$13	$331	47%	NM	$(898)	$829	NM

Total Property & Casualty effective tax rate — net income	26.9%	28.8%	24.8%	NM	29.0%	2.1	NM	NM	23.2%	NM
Total Property & Casualty effective tax rate — operating income	26.3%	27.8%	23.8%	NM	28.8%	2.5	NM	NM	21.8%	NM

[1]	The year ended December 31, 2003 includes the impact of 2003 asbestos reserve addition of $2,604 before-tax and $1,701 after-tax.

[2]	The quarter ended March 31, 2004 includes a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance.

[3]	During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181, before tax and $118, after tax. The quarter ended September 30, 2004 includes environmental reserve strengthening of $75, before tax, and $49, after-tax.

[4]	The year ended December 31, 2003 includes severance costs of $41 before-tax and $27 after-tax.

[5]	The third quarter ended September 30, 2004 includes a $26 tax benefit related to the audit settlement of tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY CASUALTY
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter
	2003	2004	2004	2004	2004	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$23,715	$23,196	$22,774	$23,932	$24,410	3%	2%
Equity securities, available for sale, at fair value	208	206	201	201	307	48%	53%
Other investments	682	650	682	799	809	19%	1%

Total investments	24,605	24,052	23,657	24,932	25,526	4%	2%

Cash	197	178	186	194	215	9%	11%
Premiums receivable and agents’ balances	2,750	2,762	3,050	3,009	2,844	3%	(5%)
Reinsurance recoverables	5,354	5,205	4,990	5,139	5,185	(3%)	1%
Deferred policy acquisition costs	975	987	1,012	1,046	1,071	10%	2%
Deferred income tax	1,101	905	1,176	995	879	(20%)	(12%)
Goodwill	152	152	152	152	152	—	—
Other assets	2,025	3,365	2,243	2,182	2,146	6%	(2%)

Total assets	$37,159	$37,606	$36,466	$37,649	$38,018	2%	1%

Future policy benefits, unpaid claims and claim adjustment expenses	$21,715	$20,246	$20,562	$21,314	$21,329	(2%)	0%
Unearned premiums	4,372	4,563	4,795	4,865	4,763	9%	(2%)
Other liabilities	3,285	4,595	3,452	3,531	3,730	14%	6%

Total liabilities	29,372	29,404	28,809	29,710	29,822	2%	0%

Equity, x-AOCI, net of tax	7,080	7,335	7,374	7,320	7,542	7%	3%
AOCI, net of tax	707	867	283	619	654	(7%)	6%

Total stockholders’ equity	7,787	8,202	7,657	7,939	8,196	5%	3%

Total liabilities and stockholders’ equity	$37,159	$37,606	$36,466	$37,649	$38,018	2%	1%

Hartford Fire NAIC RBC	398%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY & CASUALTY
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	September 30, 2004	December 31, 2003

Statutory Capital and Surplus	$5,845	$5,819
GAAP Adjustments
Deferred policy acquisition costs	1,046	975
Deferred taxes	(527)	(384)
Benefit reserves	(188)	(107)
Unrealized gains on investments	734	830
Goodwill	152	152
Non-admitted assets	889	764
Other, net	(12)	(262)

GAAP Stockholders’ Equity	$7,939	$7,787

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
Net Investment Income
Fixed maturities [1] [2]
Taxable	$611	$792	$778	$813	$818	34%	1%	$2,294	$3,201	40%
Tax-exempt	121	120	122	122	124	2%	2%	506	488	(4%)

Total fixed maturities	732	912	900	935	942	29%	1%	2,800	3,689	32%
Equities
Available-for-sale	5	11	7	11	9	80%	(18%)	27	38	41%
Trading securities [3]	—	495	149	(115)	489	—	NM	—	1,018	—

Total equities	5	506	156	(104)	498	NM	NM	27	1,056	NM
Mortgage loans	11	12	15	16	16	45%	—	38	59	55%
Real estate	1	1	—	1	4	NM	NM	3	6	100%
Policy loans	47	45	47	46	48	2%	4%	210	186	(11%)
Limited partnerships	10	4	9	7	22	120%	NM	55	42	(24%)
Other	41	50	42	37	50	22%	35%	144	179	24%

Subtotal	847	1,530	1,169	938	1,580	87%	68%	3,277	5,217	59%
Less: Investment expense	12	13	11	13	18	50%	38%	44	55	25%

Total net investment income [2]	$835	$1,517	$1,158	$925	$1,562	87%	69%	$3,233	$5,162	60%
Less: Trading securities [3]	—	495	149	(115)	489	—	NM	—	1,018	—

Total net investment income excluding trading securities [2]	$835	$1,022	$1,009	$1,040	$1,073	29%	3%	$3,233	$4,144	28%

Investment yield, before-tax [4]	5.7%	5.7%	5.6%	5.7%	5.7%	—	—	5.8%	5.7%	(0.1)
Investment yield, after-tax [4]	3.9%	3.9%	3.9%	3.9%	3.9%	—	—	4.1%	3.9%	(0.2)

Net realized capital Gains (Losses)
Fixed maturities	$15	$108	$46	$64	$79	NM	23%	$256	$297	16%
Equities	20	13	(3)	—	(7)	NM	—	(29)	3	NM
Periodic net coupon settlements on non-qualifying derivative	s 11	6	4	3	2	(82%)	(33%)	44	15	(66%)
GMWB derivatives, net	6	(2)	6	—	4	(33%)	—	6	8	33%
Other [5]	(8)	19	(1)	(23)	(42)	NM	(83%)	16	(47)	NM

Total net realized capital gains (losses)	$44	$144	$52	$44	$36	(18%)	(18%)	$293	$276	(6%)

Gross gains on sale	$92	$172	$133	$104	$160	74%	54%	$664	$569	(14%)
Gross losses on sale	(9)	(23)	(97)	(34)	(76)	NM	(124%)	(220)	(230)	(5%)
Impairments	(55)	(14)	(4)	(6)	(14)	75%	(133%)	(200)	(38)	81%
Periodic net coupon settlements on non-qualifying derivative	s 11	6	4	3	2	(82%)	(33%)	44	15	(66%)
GMWB derivatives, net	6	(2)	6	—	4	(33%)	—	6	8	33%
Other net gain (loss) [5]	(1)	5	10	(23)	(40)	NM	(74%)	(1)	(48)	NM

Total net realized capital gains (losses)	$44	$144	$52	$44	$36	(18%)	(18%)	$293	$276	(6%)

[1]	Includes income on short-term bonds.

[2]	The first, second, third and fourth quarters of 2004 include $154, $150, $155 and $160, respectively, of net investment income associated with the guaranteed separate accounts pursuant to the adoption of SOP 03-01.

[3]	This amount relates to the change in value of trading securities pursuant to the adoption of SOP 03-01.

[4]	The investment yield calculation excludes trading securities and collateral received associated with the securities lending program. Assets received in the CNA purchase are included in the investment yield calculation beginning with the first quarter 2004.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments as well as the amortization of deferred acquisition costs associated with realized capital gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
Net Investment Income
Fixed maturities [1] [2]
Taxable	$408	$589	$582	$608	$608	49%	—	$1,575	$2,387	52%
Tax-exempt	24	25	27	27	27	13%	—	98	106	8%

Total fixed maturities	432	614	609	635	635	47%	—	1,673	2,493	49%
Equities							—
Available-for-sale	4	9	5	9	7	75%	(22%)	18	30	67%
Trading securities [3]	—	495	149	(115)	489	—	NM	—	1,018	—

Total equities	4	504	154	(106)	496	NM	NM	18	1,048	NM
Mortgage loans	7	8	12	12	13	86%	8%	23	45	96%
Policy loans	47	45	47	46	48	2%	4%	210	186	(11%)
Limited partnerships	6	2	6	1	11	83%	NM	32	20	(38%)
Other	32	36	37	31	33	3%	6%	108	137	27%

Subtotal	528	1,209	865	619	1,236	134%	100%	2,064	3,929	90%
Less: Investment expense	6	8	7	8	12	100%	50%	23	35	52%

Total net investment income [2]	$522	$1,201	$858	$611	$1,224	134%	100%	$2,041	$3,894	91%
Less: Trading securities [3]	—	495	149	(115)	489	—	NM	—	1,018	—

Total net investment income excluding trading securities [2]	$522	$706	$709	$726	$735	41%	1%	$2,041	$2,876	41%

Investment yield, before-tax [4]	5.8%	5.7%	5.8%	5.8%	5.7%	(0.1)	(0.1)	6.0%	5.8%	(0.2)
Investment yield, after-tax [4]	3.9%	3.8%	3.8%	3.9%	3.8%	(0.1)	(0.1)	4.0%	3.8%	(0.2)

Net Realized Capital Gains (Losses)
Fixed maturities	$(4)	$58	$21	$45	$57	NM	27%	$20	$181	NM
Equities	17	9	(1)	—	(3)	NM	—	(7)	5	NM
Periodic net coupon settlements on non-qualifying derivatives	7	2	1	2	1	(86%)	(50%)	26	6	(77%)
GMWB derivatives, net	6	(2)	6	—	4	(33%)	—	6	8	33%
Other [5]	(5)	9	(1)	(19)	(40)	NM	(111%)	(5)	(51)	NM

Total net realized capital gains (losses)	$21	$76	$26	$28	$19	(10%)	(32%)	$40	$149	NM

Gross gains on sale	$58	$100	$84	$74	$101	74%	36%	$267	$359	34%
Gross losses on sale	—	(18)	(70)	(24)	(35)	—	(46%)	(95)	(147)	(55%)
Impairments	(51)	(8)	(4)	(4)	(9)	82%	(125%)	(162)	(25)	85%
Periodic net coupon settlements on non-qualifying derivatives	7	2	1	2	1	(86%)	(50%)	26	6	(77%)
GMWB derivatives, net	6	(2)	6	—	4	(33%)	—	6	8	33%
Other net gain (loss) [5]	1	2	9	(20)	(43)	NM	(115%)	(2)	(52)	NM

Total net realized capital gains (losses)	$21	$76	$26	$28	$19	(10%)	(32%)	$40	$149	NM

[1]	Includes income on short-term bonds.

[2]	The first, second, third and fourth quarters of 2004 include $154, $150, $155 and $160, respectively, of net investment income associated with the guaranteed separate accounts pursuant to the adoption of SOP 03-01.

[3]	This amount relates to the change in value of trading securities pursuant to the adoption of SOP 03-01.

[4]	The investment yield calculation excludes trading securities and collateral received associated with the securities lending program. Assets received in the CNA purchase are included in the investment yield calculation beginning with the first quarter 2004.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments as well as the amortization of deferred acquisition costs associated with realized capital gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
Net Investment Income
Fixed maturities [1]
Taxable	$203	$203	$196	$204	$210	3%	3%	$717	$813	13%
Tax-exempt	97	95	95	95	97	—	2%	408	382	(6%)

Total fixed maturities	300	298	291	299	307	2%	3%	1,125	1,195	6%
Equities	1	2	2	2	2	100%	—	9	8	(11%)
Mortgage loans	4	4	3	4	3	(25%)	(25%)	15	14	(7%)
Real estate	1	1	—	1	4	NM	NM	3	6	100%
Limited partnerships	4	2	3	6	11	175%	83%	23	22	(4%)
Other	4	9	—	2	12	NM	NM	18	23	28%

Subtotal	314	316	299	314	339	8%	8%	1,193	1,268	6%
Less: Investment expense	6	5	4	5	6	—	20%	21	20	(5%)

Total net investment income	$308	$311	$295	$309	$333	8%	8%	$1,172	$1,248	6%

Investment yield, before-tax [2]	5.4%	5.5%	5.3%	5.4%	5.7%	0.3	0.3	5.5%	5.4%	(0.1)
Investment yield, after-tax [2]	4.0%	4.1%	3.9%	4.0%	4.2%	0.2	0.2	4.2%	4.1%	(0.1)

Net Realized Capital Gains (Losses)
Fixed maturities	$19	$50	$25	$19	$22	16%	16%	$236	$116	(51%)
Equities	3	4	(2)	—	(4)	NM	—	(22)	(2)	91%
Periodic net coupon settlements on non-qualifying derivatives	4	4	3	1	1	(75%)	—	18	9	(50%)
Other [3]	(3)	13	1	(2)	(2)	33%	—	21	10	(52%)

Total net realized capital gains (losses)	$23	$71	$27	$18	$17	(26%)	(6%)	$253	$133	(47%)

Gross gains on sale	$34	$72	$49	$30	$59	74%	97%	$397	$210	(47%)
Gross losses on sale	(9)	(5)	(27)	(10)	(41)	NM	NM	(125)	(83)	34%
Impairments	(4)	(6)	—	(2)	(5)	(25%)	(150%)	(38)	(13)	66%
Periodic net coupon settlements on non-qualifying derivatives	4	4	3	1	1	(75%)	—	18	9	(50%)
Other net gain (loss) [3]	(2)	6	2	(1)	3	NM	NM	1	10	NM

Total net realized capital gains (losses)	$23	$71	$27	$18	$17	(26%)	(6%)	$253	$133	(47%)

[1]   Includes income on short-term bonds.

[2]   The investment yield calculation excludes the collateral received associated with the securities lending program.

[3]   Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
						Year	Sequential	YEAR ENDED
	4Q	1Q	2Q	3Q	4Q	Quarter	Quarter	DECEMBER 31,
	2003	2004	2004	2004	2004	Change	Change	2003	2004	Change
Net Investment Income
Fixed maturities [1]

Taxable	$—	$—	$—	$1	$—	—	(100%)	$2	$1	(50%)

Total fixed maturities	—	—	—	1	—	—	(100%)	2	1	(50%)

Other [2]	5	5	5	4	5	—	25%	18	19	6%

Total net investment income	$5	$5	$5	$5	$5	—	—	$20	$20	—

Net Realized Capital Gains (Losses)

Other net gain (loss) [3]	$—	$(3)	$(1)	$(2)	$—	—	100%	—	(6)	NM

[1]	Includes income on short-term bonds.

[2]	In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments’ carrying values is reported in Corporate’s net investment income.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	4Q		1Q		2Q		3Q		4Q
	2003		2004		2004		2004		2004
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1] [2]	$72,998	93.9%	$72,814	84.9%	$70,703	83.3%	$74,276	82.2%	$75,100	79.6%
Equity securities, at fair value
Available-for-sale	603	0.8%	612	0.7%	584	0.7%	650	0.7%	832	0.9%
Trading securities [2]	—	—	7,831	9.2%	8,995	10.6%	10,685	11.8%	13,634	14.4%

Total equity securities, at fair value	603	0.8%	8,443	9.9%	9,579	11.3%	11,335	12.5%	14,466	15.3%
Policy loans, at outstanding balance	2,512	3.2%	2,655	3.1%	2,650	3.1%	2,665	2.9%	2,662	2.8%
Real estate/Mortgage loans, at cost	907	1.2%	929	1.1%	1,158	1.4%	1,052	1.2%	1,176	1.2%
Limited partnerships, at fair value	361	0.5%	361	0.4%	390	0.5%	412	0.5%	433	0.5%
Other investments [3]	307	0.4%	555	0.6%	369	0.4%	632	0.7%	571	0.6%

Total investments [2]	$77,688	100.0%	$85,757	100.0%	$84,849	100.0%	$90,372	100.0%	$94,408	100.0%
Less: Trading securities [2]	—	—	7,831	9.2%	8,995	10.6%	10,685	11.8%	13,634	14.4%

Total investments excluding trading securities [2]	$77,688	100.0%	$77,926	90.8%	$75,854	89.4%	$79,687	88.2%	$80,774	85.6%

Total general account investments	$65,847	84.8%
Total guaranteed separate account investments	$11,841	15.2%

HIMCO managed third party accounts	$2,053		$2,326		$3,138		$3,274		$3,893

Asset-backed securities (“ABS”)	$6,524	8.9%	$6,373	8.8%	$6,574	9.3%	$6,961	9.4%	$7,469	9.9%
Commercial mortgage-backed securities (“CMBS”)	10,731	14.7%	11,495	15.8%	11,039	15.6%	11,917	16.0%	11,748	15.6%
Collateralized mortgage obligation (“CMO”)	1,073	1.5%	902	1.2%	1,016	1.4%	1,124	1.5%	1,227	1.6%
Corporate	33,997	46.6%	34,490	47.3%	32,587	46.1%	33,904	45.7%	34,153	45.6%
Government/Government agencies — Foreign	1,773	2.4%	1,535	2.1%	1,380	2.0%	1,645	2.2%	1,796	2.4%
Government/Government agencies — U.S.	1,430	1.9%	1,333	1.8%	1,072	1.5%	1,115	1.5%	1,132	1.5%
Mortgage-backed securities (“MBS”) — agency	2,834	3.9%	2,470	3.4%	2,213	3.1%	2,476	3.4%	2,799	3.7%
Municipal — taxable	629	0.9%	765	1.1%	827	1.2%	897	1.2%	944	1.3%
Municipal — tax-exempt	10,216	14.0%	10,282	14.1%	10,043	14.2%	10,307	13.9%	10,393	13.8%
Redeemable preferred stock	80	0.1%	74	0.1%	37	0.1%	37	—	39	0.1%
Short-term [1]	3,711	5.1%	3,095	4.3%	3,915	5.5%	3,893	5.2%	3,400	4.5%

Total fixed maturities	$72,998	100.0%	$72,814	100.0%	$70,703	100.0%	$74,276	100.0%	$75,100	100.0%

Total general account fixed maturities	$61,263	83.9%
Total guaranteed separate account fixed maturities	$11,735	16.1%

AAA	$16,552	22.7%	$16,854	23.1%	$16,968	24.0%	$18,755	25.3%	$18,787	25.0%
AA	7,855	10.8%	8,043	11.0%	7,769	11.0%	8,073	10.9%	8,546	11.4%
A	18,750	25.7%	18,220	25.0%	17,683	25.0%	18,147	24.4%	18,131	24.2%
BBB	17,114	23.4%	18,350	25.2%	17,036	24.1%	17,668	23.8%	17,904	23.8%
Government	5,357	7.3%	4,777	6.6%	4,293	6.1%	4,713	6.3%	5,160	6.9%
BB & below	3,659	5.0%	3,475	4.8%	3,039	4.3%	3,027	4.1%	3,172	4.2%
Short-term [1]	3,711	5.1%	3,095	4.3%	3,915	5.5%	3,893	5.2%	3,400	4.5%

Total fixed maturities	$72,998	100.0%	$72,814	100.0%	$70,703	100.0%	$74,276	100.0%	$75,100	100.0%

[1]	Fourth quarter of 2003 includes $86 in Corporate. First, second, third and fourth quarters of 2004 include $38, $122, $144 and $159, respectively, in Corporate.

[2]	First, second, third and fourth quarters of 2004 include $11,967, $11,640, $11,379 and $12,028, respectively, of guaranteed separate account assets and $7,831, $8,995, $10,685 and $13,634, respectively, of trading securities within general account assets due to the adoption of SOP 03-1.

[3]	Fourth quarter of 2003 includes $2 in Corporate. First, second, third and fourth quarters of 2004 include $28, $6, $10 and $7, respectively, in Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS
LIFE

	4Q		1Q		2Q		3Q		4Q
	2003		2004		2004		2004		2004
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$49,197	92.8%	$49,580	80.4%	$47,807	78.4%	$50,200	76.9%	$50,531	73.5%
Equity securities, at fair value
Available-for-sale	395	0.8%	406	0.7%	383	0.6%	449	0.7%	525	0.8%
Trading securities [1]	—	—	7,831	12.7%	8,995	14.7%	10,685	16.4%	13,634	19.8%

Total equity securities, at fair value	395	0.8%	8,237	13.4%	9,378	15.3%	11,134	17.1%	14,159	20.6%
Policy loans, at outstanding balance	2,512	4.7%	2,655	4.3%	2,650	4.3%	2,665	4.0%	2,662	3.9%
Real estate/Mortgage loans, at cost	579	1.1%	620	1.0%	852	1.4%	783	1.2%	923	1.3%
Limited partnerships, at fair value	193	0.4%	197	0.3%	234	0.4%	242	0.4%	256	0.4%
Other investments	119	0.2%	350	0.6%	143	0.2%	262	0.4%	185	0.3%

Total investments [1]	$52,995	100.0%	$61,639	100.0%	$61,064	100.0%	$65,286	100.0%	$68,716	100.0%
Less: Trading securities [1]	—	—	7,831	12.7%	8,995	14.7%	10,685	16.4%	13,634	19.8%

Total investments excluding trading securities [1]	$52,995	100.0%	$53,808	87.3%	$52,069	85.3%	$54,601	83.6%	$55,082	80.2%

Total general account investments	$41,154	77.7%
Total guaranteed separate account investments	$11,841	22.3%

ABS	$5,409	11.0%	$5,365	10.8%	$5,629	11.8%	$5,908	11.8%	$6,358	12.6%
CMBS	8,168	16.6%	8,817	17.8%	8,529	17.8%	9,127	18.2%	8,806	17.4%
CMO	1,035	2.1%	866	1.7%	908	1.9%	982	2.0%	1,092	2.2%
Corporate	25,553	51.9%	25,965	52.4%	24,581	51.3%	25,392	50.5%	25,532	50.5%
Government/Government agencies — Foreign	952	1.9%	744	1.5%	660	1.4%	785	1.6%	788	1.6%
Government/Government agencies — U.S.	1,126	2.3%	1,048	2.1%	810	1.7%	877	1.7%	898	1.8%
MBS — agency	2,175	4.4%	1,871	3.8%	1,609	3.4%	1,633	3.3%	1,788	3.5%
Municipal — taxable	408	0.9%	536	1.1%	614	1.3%	680	1.4%	725	1.4%
Municipal — tax-exempt	2,017	4.1%	2,238	4.5%	2,181	4.6%	2,264	4.4%	2,270	4.5%
Redeemable preferred stock	33	0.1%	47	0.1%	12	—	12	—	13	—
Short-term	2,321	4.7%	2,083	4.2%	2,274	4.8%	2,540	5.1%	2,261	4.5%

Total fixed maturities	$49,197	100.0%	$49,580	100.0%	$47,807	100.0%	$50,200	100.0%	$50,531	100.0%

Total general account fixed maturities	$37,462	76.1%
Total guaranteed separate account fixed maturities	$11,735	23.9%

AAA	$8,681	17.6%	$9,058	18.3%	$9,483	19.8%	$10,554	21.0%	$10,282	20.4%
AA	4,486	9.1%	4,719	9.5%	4,511	9.4%	4,875	9.7%	5,275	10.4%
A	13,901	28.3%	13,661	27.6%	13,225	27.7%	13,529	27.0%	13,531	26.8%
BBB	13,061	26.5%	13,920	28.0%	13,026	27.2%	13,300	26.5%	13,447	26.6%
Government	4,361	9.0%	3,860	7.8%	3,345	7.0%	3,514	7.0%	3,803	7.5%
BB & below	2,386	4.8%	2,279	4.6%	1,943	4.1%	1,888	3.8%	1,932	3.8%
Short-term	2,321	4.7%	2,083	4.2%	2,274	4.8%	2,540	5.0%	2,261	4.5%

Total fixed maturities	$49,197	100.0%	$49,580	100.0%	$47,807	100.0%	$50,200	100.0%	$50,531	100.0%

[1]	First, second, third and fourth quarters of 2004 include $11,967, $11,640, $11,379 and $12,028, respectively, of guaranteed separate account assets and $7,831, $8,995, $10,685 and $13,634, respectively, of trading securities within general account assets due to the adoption of SOP 03-1.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	4Q		1Q		2Q		3Q		4Q
	2003		2004		2004		2004		2004
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$23,715	96.4%	$23,196	96.4%	$22,774	96.3%	$23,932	96.0%	$24,410	95.6%
Equity securities, available-for-sale, at fair value	208	0.8%	206	0.9%	201	0.8%	201	0.8%	307	1.2%
Real estate/Mortgage loans, at cost	328	1.3%	309	1.3%	306	1.3%	269	1.1%	253	1.0%
Limited partnerships, at fair value	168	0.7%	164	0.7%	156	0.7%	170	0.7%	177	0.7%
Other investments	186	0.8%	177	0.7%	220	0.9%	360	1.4%	379	1.5%

Total investments	$24,605	100.0%	$24,052	100.0%	$23,657	100.0%	$24,932	100.0%	$25,526	100.0%

ABS	$1,115	4.7%	$1,008	4.3%	$945	4.1%	$1,053	4.4%	$1,111	4.5%
CMBS	2,563	10.8%	2,678	11.5%	2,510	11.0%	2,790	11.7%	2,942	12.1%
CMO	38	0.2%	36	0.2%	108	0.5%	142	0.6%	135	0.6%
Corporate	8,444	35.5%	8,525	36.8%	8,006	35.1%	8,512	35.5%	8,621	35.3%
Government/Government agencies — Foreign	821	3.5%	791	3.4%	720	3.2%	860	3.6%	1,008	4.1%
Government/Government agencies — U.S.	304	1.3%	285	1.2%	262	1.2%	238	1.0%	234	1.0%
MBS — agency	659	2.8%	599	2.6%	604	2.7%	843	3.5%	1,011	4.1%
Municipal — taxable	221	0.9%	229	1.0%	213	0.9%	217	0.9%	219	0.9%
Municipal — tax-exempt	8,199	34.6%	8,044	34.7%	7,862	34.5%	8,043	33.6%	8,123	33.3%
Redeemable preferred stock	47	0.2%	27	0.1%	25	0.1%	25	0.1%	26	0.1%
Short-term	1,304	5.5%	974	4.2%	1,519	6.7%	1,209	5.1%	980	4.0%

Total fixed maturities	$23,715	100.0%	$23,196	100.0%	$22,774	100.0%	$23,932	100.0%	$24,410	100.0%

AAA	$7,871	33.2%	$7,796	33.6%	$7,485	32.8%	$8,201	34.3%	$8,505	34.8%
AA	3,369	14.2%	3,324	14.2%	3,258	14.3%	3,198	13.4%	3,271	13.4%
A	4,849	20.4%	4,559	19.7%	4,458	19.6%	4,618	19.2%	4,600	18.8%
BBB	4,053	17.1%	4,430	19.1%	4,010	17.6%	4,368	18.2%	4,457	18.3%
Government	996	4.2%	917	4.0%	948	4.2%	1,199	5.0%	1,357	5.6%
BB & below	1,273	5.4%	1,196	5.2%	1,096	4.8%	1,139	4.8%	1,240	5.1%
Short-term	1,304	5.5%	974	4.2%	1,519	6.7%	1,209	5.1%	980	4.0%

Total fixed maturities	$23,715	100.0%	$23,196	100.0%	$22,774	100.0%	$23,932	100.0%	$24,410	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

UNREALIZED LOSS AGING
CONSOLIDATED [1]

	December 31, 2004			December 31, 2003
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [2] Securities

Three months or less	$7,572	$7,525	$(47)	$4,867	$4,826	$(41)
Greater than three months to six months	573	567	(6)	3,991	3,854	(137)
Greater than six months to nine months	3,405	3,342	(63)	404	382	(22)
Greater than nine months to twelve months	462	445	(17)	151	142	(9)
Greater than twelve months	2,417	2,285	(132)	1,844	1,688	(156)

Total	$14,429	$14,164	$(265)	$11,257	$10,892	$(365)

BIG [3] and Equity AFS [2] Securities

Three months or less	$326	$322	$(4)	$133	$129	$(4)
Greater than three months to six months	33	32	(1)	134	129	(5)
Greater than six months to nine months	174	165	(9)	81	73	(8)
Greater than nine months to twelve months	81	75	(6)	18	17	(1)
Greater than twelve months	285	240	(45)	417	349	(68)

Total	$899	$834	$(65)	$783	$697	$(86)

[1]	As of December 31, 2004, fixed maturities represented $252, or 95%, of the Company’s total unrealized loss of available-for-sale securities. There were no fixed maturities as of December 31, 2004 with a fair value less than 80% of the security’s amortized cost basis for six continuous months other than certain asset- backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of December 31, 2004 and 2003, for which management’s best estimate of future cash flows adversely changed during the reporting period. For a detailed discussion of the other than temporary impairment criteria, see “Investments” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2003 Form 10-K Annual Report.

[2]	Represents available-for-sale (“AFS”) securities.

[3]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

UNREALIZED LOSS AGING
LIFE

	December 31, 2004			December 31, 2003
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$5,560	$5,528	$(32)	$2,903	$2,878	$(25)
Greater than three months to six months	474	470	(4)	1,943	1,882	(61)
Greater than six months to nine months	2,277	2,237	(40)	265	250	(15)
Greater than nine months to twelve months	399	383	(16)	138	130	(8)
Greater than twelve months	1,415	1,323	(92)	1,661	1,528	(133)

Total	$10,125	$9,941	$(184)	$6,910	$6,668	$(242)

BIG and Equity AFS Securities

Three months or less	$206	$203	$(3)	$57	$55	$(2)
Greater than three months to six months	14	13	(1)	91	87	(4)
Greater than six months to nine months	128	120	(8)	60	54	(6)
Greater than nine months to twelve months	79	73	(6)	18	17	(1)
Greater than twelve months	225	184	(41)	361	302	(59)

Total	$652	$593	$(59)	$587	$515	$(72)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	December 31, 2004			December 31, 2003
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$2,012	$1,997	$(15)	$1,964	$1,948	$(16)
Greater than three months to six months	99	97	(2)	2,048	1,972	(76)
Greater than six months to nine months	1,128	1,105	(23)	139	132	(7)
Greater than nine months to twelve months	63	62	(1)	13	12	(1)
Greater than twelve months	1,002	962	(40)	183	160	(23)

Total	$4,304	$4,223	$(81)	$4,347	$4,224	$(123)

BIG and Equity AFS Securities

Three months or less	$120	$119	$(1)	$76	$74	$(2)
Greater than three months to six months	19	19	—	43	42	(1)
Greater than six months to nine months	46	45	(1)	21	19	(2)
Greater than nine months to twelve months	2	2	—	—	—	—
Greater than twelve months	60	56	(4)	56	47	(9)

Total	$247	$241	$(6)	$196	$182	$(14)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTED ASSET EXPOSURES
AS OF DECEMBER 31, 2004

	LIFE
		Percent of
TOP TEN CORPORATE		Total
FIXED MATURITY	Fair	Invested
EXPOSURES BY SECTOR	Value	Assets
Financial services	$6,662	9.7%
Technology and communications	3,901	5.7%
Utilities	2,540	3.7%
Consumer non cyclical	2,707	3.9%
Consumer cyclical	2,581	3.8%
Basic industry	2,598	3.8%
Capital goods	1,674	2.4%
Energy	1,372	2.0%
Other	832	1.2%
Transportation	665	1.0%

Total	$25,532	37.2%

TOP TEN EXPOSURES BY ISSUER [1]

J.P. Morgan Chase & Co.	$493	0.7%
Cingular Wireless	300	0.4%
Royal Bank of Scotland PLC	227	0.3%
HSBC Holdings PLC	216	0.3%
Bank of America Corp.	210	0.3%
Ford Motor Company	207	0.3%
Banco Santander Central Hispano	203	0.3%
Verizon Communications, Inc.	193	0.3%
General Motors Corp.	189	0.3%
Credit Suisse Group	187	0.3%

Total	$2,425	3.5%

	P&C
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$2,095	8.2%
Technology and communications	1,464	5.7%
Utilities	1,110	4.4%
Consumer non cyclical	920	3.6%
Consumer cyclical	842	3.3%
Basic industry	758	3.0%
Capital goods	508	2.0%
Energy	540	2.1%
Other	233	0.9%
Transportation	151	0.6%

Total	$8,621	33.8%

State of California	$268	1.0%
State of Massachusetts	240	1.0%
New York City, NY	205	0.8%
Government of France	199	0.8%
State of Illinois	178	0.7%
State of Georgia	155	0.6%
New Jersey State Transit Authority	150	0.6%
J.P. Morgan Chase & Co.	135	0.5%
Mass. Bay Transportation Authority	129	0.5%
Puerto Rico Public Buildings Authority	119	0.5%

Total	$1,778	7.0%

	CONSOLIDATED
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$8,757	9.3%
Technology and communications	5,365	5.7%
Utilities	3,650	3.9%
Consumer non cyclical	3,627	3.8%
Consumer cyclical	3,423	3.6%
Basic industry	3,356	3.6%
Capital goods	2,182	2.3%
Energy	1,912	2.0%
Other	1,065	1.1%
Transportation	816	0.9%

Total	$34,153	36.2%

J.P. Morgan Chase & Co.	$628	0.7%
State of California	416	0.4%
Cingular Wireless	399	0.4%
State of Massachusetts	374	0.4%
Ford Motor Company	283	0.3%
General Motors Corp.	275	0.3%
Royal Bank of Scotland PLC	273	0.3%
State of Illinois	270	0.3%
Banco Santander Central Hispano	258	0.3%
Comcast Corp.	255	0.2%

Total	$3,431	3.6%

[1] Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.